Filed pursuant to Rule 497
1933 Act File No. 333-218611

PROSPECTUS SUPPLEMENT dated February 22, 2019
(to Prospectus dated May 2, 2018,
as supplemented from time to time)

EAGLE POINT CREDIT COMPANY INC.

$100,000,000 of Common Stock

Up to 1,000,000 Shares of 7.75% Series B Term Preferred Stock due 2026

Liquidation Preference $25 per share

 IMPORTANT NOTICE REGARDING ELECTRONIC DELIVERY

Beginning in February 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of shareholder reports for Eagle Point Credit Company Inc. (the “Company”) such as this report will no longer be sent by mail, unless you specifically request paper copies of the reports from the Company or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on the Company’s website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you do not need to take any action. For shareholder reports and other communications from the Company issued prior to February 2021, you may elect to receive such reports and other communications electronically. If you own shares of the Company through a financial intermediary, you may contact your financial intermediary to elect to receive materials electronically. You may also visit www.fundreports.com or call 1-866-345-5954. If you own shares of the Company directly, you may contact us at 1-844-810-6501.

You may elect to receive all future reports in paper, free of charge. If you own shares of the Company through a financial intermediary, you may contact your financial intermediary to elect to continue to receive paper copies of your shareholder reports after February 2021. You may also visit www.fundreports.com or call 1-866-345-5954. If you make such an election through your financial intermediary, your election to receive reports in paper may apply to all funds held through your financial intermediary. If you own shares of the Company directly, you may contact us at 1-844-810-6501.

This prospectus supplement amends, supplements or modifies the prospectus supplement dated January 16, 2019, the prospectus supplement dated December 14, 2018, the prospectus supplement dated November 30, 2018, or the “November Prospectus Supplement”, and the accompanying prospectus thereto dated May 2, 2018, or the “Base Prospectus.” The Base Prospectus and each prospectus supplement listed above, including this prospectus supplement, are collectively referred to as the “Prospectus.” The Prospectus relates to the offering of $100,000,000 aggregate amount of common stock, par value $0.001 per share, or the “common stock,” and up to 1,000,000 shares of 7.75% Series B Term Preferred Stock due 2026, or the “Series B Term Preferred Stock,” with an aggregate liquidation preference of $25,000,000, pursuant to an at market issuance sales agreement, dated June 28, 2017, with B. Riley FBR, Inc. (as successor to FBR Capital Markets & Co.), or the “Sales Agreement.” This prospectus supplement provides certain updated financial information for the Company as of December 31, 2018 and January 31, 2019 and certain additional information about the Company.

Investing in our securities involves a high degree of risk, including the risk of a substantial loss of investment. Before purchasing any shares of our common stock or Series B Term Preferred Stock, you should read the discussion of the principal risks of investing in our securities, which are summarized in “Risk Factors” beginning on page S-21 of the November Prospectus Supplement and page 18 of the Base Prospectus.

The terms “we,” “us,” “our” and the “Company” refer to Eagle Point Credit Company Inc., a Delaware corporation, and its consolidated subsidiaries.

As of December 17, 2018, our office, the office of our Adviser and each of our officers and directors are located at 600 Steamboat Road, Suite 202, Greenwich, CT 06830.

STATUS OF THE OFFERING

The number of shares of our common stock and Series B Term Preferred Stock sold in this offering, the gross proceeds raised, the net proceeds to us before offering and transaction expenses and the related sales agent commissions are as follows:

	Number of Shares of Common Stock	Number of Shares of Series B Term Preferred Stock	Gross Proceeds	Aggregate Sales Agent Commissions	Net Proceeds (Before Offering and Transaction Expenses)
Fiscal year ended December 31, 2018
Fourth Quarter	35,748	17,142	$947,338	$12,981	$934,357
Fiscal year ending December 31, 2019
First Quarter (through February 21, 2019)	188,596	-	$2,968,862	$59,377	$2,909,485
Total	224,344	17,142	$3,916,200	$72,358	$3,843,842

RECENT DEVELOPMENTS

Net Asset Value

The net asset value, or “NAV,” per share of our common stock as of December 31, 2018 (the last date prior to the date of this prospectus supplement as of which we determined our NAV) was $12.40. Management’s unaudited estimate of the range of our NAV per share of our common stock as of January 31, 2019 was between $13.66 and $13.76.

Distributions

On January 2, 2019, we declared three monthly distributions of $0.20 per share on shares of our common stock. The first such monthly distribution was paid on January 31, 2019 to holders of record as of January 14, 2019. The remaining two distributions are expected to be paid on February 28, 2019 and March 29, 2019 to holders of record as of February 12, 2019 and March 12, 2019, respectively.

On January 2, 2019, we declared three monthly distributions of $0.161459 per share on shares of each of our 7.75% Series A Term Preferred Stock due 2022 and the Series B Term Preferred Stock, together, the “Preferred Stock”. The first such monthly distribution was paid on January 31, 2019 to holders of record as of January 14, 2019. The remaining distributions are expected to be paid on February 28, 2019 and March 29, 2019 to holders of record as of February 12, 2019 and March 12, 2019, respectively.

PROSPECTUS SUPPLEMENT SUMMARY

This supplement supplements and amends the section of the November Prospectus Supplement entitled “Prospectus Supplement Summary-Eagle Point Credit Company–Portfolio”, as supplemented and amended as of the date of this prospectus supplement, by replacing such section in its entirety with the following:

Portfolio

As of January 31, 2019, we estimate that 82.5% of the fair value of our investments was in equity tranches of CLOs, 9.1% was in CLO debt tranches and 8.5% was in loan accumulation facilities. As of December 31, 2018, we estimate that 79.8% of the fair value of our investments was in equity tranches of CLOs, 9.2% was in CLO debt tranches and 10.9% was in loan accumulation facilities. As of December 31, 2018, our investments had 27 different CLO collateral managers and an aggregate fair value of $456.4 million.

Below is an unaudited summary description of our CLO equity and loan accumulation facility investments held as of January 31, 2019 and December 31, 2018 on a look-through basis and reflects aggregate underlying exposure based on the portfolios of those investments. The information is estimated and derived from CLO trustee reports, custody statements, information received from CLO collateral managers, third party data sources and other statements related to the months of January 2019 and December 2018, respectively:

	January 2019(1)	December 2018(1)
Number of unique underlying borrowers	1,478	1,481
Largest exposure to an individual borrower	0.94%	0.92%
Average individual borrower exposure	0.07%	0.07%
Aggregate exposure to 10 largest borrowers	6.66%	6.59%
Aggregate indirect exposure to senior secured loans(2)	97.31%	97.48%
Weighted average stated spread	3.52%	3.52%
Weighted average credit rating of underlying collateral(4)	B+/B	B+/B
Weighted average junior overcollateralization (OC) cushion	4.42%	4.42%
Weighted average market value of underlying collateral	96.13%	94.58%
Weighted average maturity of underlying collateral (in years)	5.1	5.2
U.S. dollar currency exposure	99.57%	99.57%

(1)	Information relating to the market price of underlying collateral is as of month end for January 2019 and December 2018. However, with respect to other information shown, depending on when such information was received, the data may reflect a lag in the information reported. As such, while this information was obtained from third party data sources, January 2019 and December 2018 trustee reports and similar reports, other than market price, it does not reflect actual underlying portfolio characteristics as of January 31, 2019 or December 31, 2018, as the case may be, and this data may not be representative of current or future holdings. In addition, certain underlying borrowers may be re-classified from time to time based on developments in their respective businesses and/or market practices. Accordingly, certain underlying borrowers that are currently, or were previously, summarized as a single borrower may in current or future periods be reflected as multiple borrowers.
(2)	We obtain exposure to underlying senior secured loans indirectly through our investments in CLOs.
(3)	“LIBOR” refers to the London Interbank Offered Rate.

(4)	Credit ratings shown are based on those assigned by Standard & Poor’s Rating Group, or “S&P,” or, for comparison and informational purposes, if S&P does not assign a rating to a particular obligor, the weighted average rating shown reflects the S&P equivalent rating of a rating agency that rated the obligor provided that such other rating is available with respect to a CLO equity or related investment held by us. In the event multiple ratings are available, the lowest S&P rating, or if there is no S&P rating, the lowest equivalent rating, is used. The ratings of specific borrowings by an obligor may differ from the rating assigned to the obligor and may differ among rating agencies. For certain obligors, no rating is available in the reports received by us. Such obligors are not shown in the figures presented. Ratings below BBB- are below investment grade. Further information regarding S&P’s rating methodology and definitions may be found on its website (www.standardandpoors.com). This data includes underlying portfolio characteristics of our CLO equity and loan accumulation facility portfolio.

This supplement supplements and amends the section of the November Prospectus Supplement entitled “Prospectus Supplement Summary–Financing and Hedging Strategy–Leverage by the Company”, as supplemented and amended as of the date of this prospectus supplement, by replacing the second and third sentences of the second paragraph of such section in the November Prospectus Supplement with the following:

As of December 31, 2018, our leverage, including the outstanding 6.75% notes due 2027 and the 6.6875% notes due 2028, collectively, the “Notes,” and the Preferred Stock, represented approximately 40.6% of our total assets (less current liabilities). On a pro forma basis, after giving effect to the assumed sale in this offering of $100 million of our common stock and 1,000,000 shares of Series B Term Preferred Stock at an assumed per share offering price equal to the $25 per share liquidation preference (inclusive of amounts sold as of the date of this prospectus supplement), our leverage including the outstanding Notes and the Preferred Stock, represented approximately 36.5% of our total assets (less current liabilities) as of December 31, 2018 (excluding distributions paid after December 31, 2018) and approximately 34.8% of our total assets (less current liabilities) as of January 31, 2019 (based on the midpoint of management’s unaudited estimate of the range of our NAV as of such date, and after giving effect to the $0.20 per share distribution payable on February 28, 2019 to holders of record as of February 12, 2019).

FEES AND EXPENSES

This supplement supplements and amends the section of the November Prospectus Supplement, as amended and supplemented as of the date of this prospectus supplement, entitled “Fees and Expenses” by replacing it in its entirety with the following:

The following table is intended to assist you in understanding the costs and expenses that an investor in shares of our common stock will bear directly or indirectly. The expenses shown in the table under “Annual Expenses” are estimated based on historical fees and expenses incurred by the Company, as appropriate. In addition, such amounts are based on our pro forma total assets as of December 31, 2018, which have been adjusted to reflect the assumption that we sell in this offering $100 million of our common stock and up to 1,000,000 shares of Series B Term Preferred Stock at an assumed per share offering price equal to the $25 per share liquidation preference (inclusive of amounts sold as of the date of this prospectus supplement). As of December 31, 2018, our leverage on the pro forma basis as described above, and including our outstanding Notes and Preferred Stock, represented approximately 36.5% of our total assets (less current liabilities). We caution that such expenses, and actual leverage incurred by us, may vary in the future. Whenever this prospectus supplement contains a reference to fees or expenses paid by “us” or “Eagle Point Credit Company,” or that “we” will pay fees or expenses, our common stockholders will indirectly bear such fees or expenses.

Stockholder Transaction Expenses (as a percentage of the offering price):
Sales load	2.00	%(1)
Offering expenses	0.34	%(2)
DRIP expenses	0.00	%(3)
Total stockholder transaction expenses	2.34%
Annual Expenses (as a percentage of net assets attributable to common stock):
Base management fee	2.30	%(4)
Incentive fees payable under our Investment Advisory Agreement (20%)	3.17	%(5)
Interest payments on borrowed funds	4.24	%(6)
Other expenses	0.85	%(7)
Acquired fund fees and expenses (underlying CLO fees and expenses)	5.46	%(8)

Total annual expenses	16.02%

(1)	Amount reflects the commission with respect to the shares of our common stock in this offering, which we will pay to the placement agent in connection with sales of shares of our common stock in this offering in an amount equal to up to 2.0% of the gross sales price of any such securities. There is no guarantee that we will sell any shares of our common stock pursuant to the Prospectus.

(2)	Amount reflects estimated offering expenses of approximately $430,000 and assumes we sell in this offering (a) $100 million of our common stock and (b) 1,000,000 shares of Series B Term Preferred Stock at an assumed per share offering price equal to the $25 per share liquidation preference (inclusive of amounts sold as of the date of this prospectus supplement).

(3)	The expenses associated with our automatic dividend reinvestment plan, or the “DRIP,” are included in “Other expenses.” See “Description of our Capital Stock — Common Stock — Dividend Reinvestment Plan” in the Base Prospectus.

(4)	Our base management fee is calculated and payable quarterly in arrears at an annual rate equal to 1.75% of our “Total Equity Base,” or the NAV attributable to the common stock and the paid-in or stated capital of our preferred stock. See “The Adviser and the Administrator — Investment Advisory Agreement — Management Fee and Incentive Fee” in the Base Prospectus. The base management fee referenced in the table above is based on actual amounts incurred during the three months ended December 31, 2018, annualized for a full year, and reflects the pro forma effect of the sale of the remaining amount of this offering (after accounting for pro forma offering expenses and commissions with respect to the shares of our common stock and Series B Term Preferred Stock being sold in this offering).

For purposes of this table, the Securities and Exchange Commission, or the “SEC,” requires that the “Base management fees” percentage be calculated as a percentage of net assets attributable to common stockholders, rather than total assets, including assets that have been funded with borrowed monies because common stockholders bear all of this cost. If the management fee were calculated instead as a percentage of our total assets (as adjusted for the assumptions described above), our base management fee would be approximately 1.48% of our total assets.

(5)	The incentive fee referenced in the table above assumes the pro forma effect of the sale of the remaining amount of this offering (after accounting for pro forma offering expenses and commissions with respect to the shares of our common stock and Series B Term Preferred Stock being sold in this offering), and that such pro forma assets earn a return that is the same as the return on our total deployed assets during the three months ended December 31, 2018, annualized for a full fiscal year and is based on the total assets assumed for such period. We have agreed to pay the Adviser as compensation under the Investment Advisory Agreement a quarterly incentive fee equal to 20% of our Pre-Incentive Fee Net Investment Income for the immediately preceding quarter, subject to a hurdle of 2.00% of our NAV and a catch-up feature. Pre-Incentive Fee Net Investment Income includes accrued income that we have not yet received in cash. However, the portion of the incentive fee that is attributable to deferred interest (such as payment-in-kind interest or original issue discount) will be paid to the Adviser, without interest, only if and to the extent we actually receive such interest in cash, and any accrual thereof will be reversed if and to the extent such interest is reversed in connection with any write-off or similar treatment of the investment giving rise to any deferred interest accrual. No incentive fees are payable to the Adviser in respect of any capital gains.

The incentive fee in each calendar quarter is paid to the Adviser as follows:

•	no incentive fee in any calendar quarter in which our Pre-Incentive Fee Net Investment Income does not exceed the hurdle of 2.00% of our NAV;

•	100% of our Pre-Incentive Fee Net Investment Income with respect to that portion of such Pre-Incentive Fee Net Investment Income, if any, that exceeds the hurdle but is less than 2.50% of our NAV in any calendar quarter. We refer to this portion of our Pre-Incentive Fee Net Investment Income (which exceeds the hurdle but is less than 2.50% of our NAV) as the “catch-up.” The “catch-up” is meant to provide the Adviser with 20% of our Pre-Incentive Fee Net Investment Income as if a hurdle did not apply if this net investment income meets or exceeds 2.50% of our NAV in any calendar quarter; and

•	20% of the amount of our Pre-Incentive Fee Net Investment Income, if any, that exceeds 2.50% of our NAV in any calendar quarter is payable to the Adviser (that is, once the hurdle is reached and the catch-up is achieved, 20% of all Pre-Incentive Fee Net Investment Income thereafter is paid to the Adviser).

For a more detailed discussion of the calculation of this fee, see “The Adviser and the Administrator — Investment Advisory Agreement — Management Fee and Incentive Fee” in the Base Prospectus.

(6)	“Interest payments on borrowed funds” represents our annualized interest expense and includes dividends payable on our Preferred Stock and interest payable on the Notes, each as outstanding on December 31, 2018, and includes the pro forma effect of the issuance of the 1,000,000 shares of Series B Term Preferred Stock in this offering (inclusive of amounts sold as of the date of this prospectus supplement), which, in the aggregate, had a weighted average interest rate of 7.27% per annum on such date. We may issue additional shares of preferred stock or debt securities pursuant to the registration statement of which this prospectus supplement forms a part. In the event we were to issue additional shares of preferred stock or debt securities, our borrowing costs, and correspondingly our total annual expenses, including, in the case of such preferred stock, our base management fee as a percentage of our net assets attributable to common stock, would increase.

(7)	“Other expenses” includes our overhead expenses, including payments under the administration agreement, or the “Administration Agreement,” between us and the Administrator, based on our allocable portion of overhead and other expenses incurred by the Administrator, and are based on estimated amounts for the current fiscal year. See “The Adviser and the Administrator — The Administrator and the Administration Agreement” in the Base Prospectus. “Other expenses” also includes the ongoing administrative expenses to the independent accountants and legal counsel of the Company, compensation of independent directors, and cost and expenses relating to rating agencies.

(8)	Investors will bear indirectly the fees and expenses (including management fees and other operating expenses) of the collateralized loan obligation, or “CLO,” equity securities in which we invest. CLO collateral manager fees are charged on the total assets of a CLO but are assumed to be paid from the residual cash flows after interest payments to the CLO senior debt tranches. Therefore, these CLO collateral manager fees (which generally range from 0.35% to 0.50% of a CLO’s total assets) are effectively much higher when allocated only to the CLO equity tranche. The calculation does not include any other operating expense ratios of the CLOs, as these amounts are not routinely reported to shareholders on a basis consistent with this methodology; however, it is estimated that additional operating expenses of approximately 0.30% to 0.70% could be incurred. In addition, CLO collateral managers may earn fees based on a percentage of the CLO’s equity cash flows after the CLO equity has earned a cash-on-cash return of its capital and achieved a specified “hurdle” rate. Since none of the CLOs held by the Company has incurred such fees to date, none is reflected in this table. Future Acquired Fund Fees and Expenses may be substantially higher because of these fees, which may fluctuate over time. “Acquired fund fees and expenses” are based on the Company’s investment portfolio during the three months ended December 31, 2018 and assume deployment of the proceeds from the sale of the total amount of this offering (after accounting for pro forma offering expenses and commissions with respect to the shares of our common stock and Series B Term Preferred Stock being sold in this offering).

Example

The following example is furnished in response to the requirements of the SEC and illustrates the various costs and expense that you would pay, directly or indirectly, on a $1,000 investment in shares of our common stock for the time periods indicated, assuming (1) combined offering expenses and sales load of 2.34%, (2) total net annual expenses of 12.85% of net assets attributable to our common stock and (3) a 5% annual return*:

	1 year	3 years	5 years	10 years
You would pay the following expenses on a $1,000 investment, assuming a 5% annual return	$152	$374	$562	$918

*	The example should not be considered a representation of future returns or expenses, and actual returns and expenses may be greater or less than those shown. The example assumes that the estimated “other expenses” set forth in the Annual Expenses table are accurate, and that all dividends and distributions are reinvested at NAV. In addition, because the example assumes a 5% annual return, the example does not reflect the payment of the incentive fee which would either not be payable or would have an insignificant impact on the expense amounts shown above. Our actual rate of return may be greater or less than the hypothetical 5% return shown in the example.

Other Expenses

The Adviser’s investment team, when and to the extent engaged in providing investment advisory and management services, and the compensation and routine overhead expenses of such personnel allocable to such services, are provided and paid for by the Adviser. We will bear all other costs and expenses of our operations and transactions, including:

•	the cost of calculating our NAV (including the cost and expenses of any independent valuation firm);
•	interest payable on debt, if any, incurred to finance our investments;
•	fees and expenses incurred by the Adviser or payable to third parties relating to, or associated with, making or disposing of investments, including legal fees and expenses, travel expenses and other fees and expenses incurred by the Adviser or payable to third parties in performing due diligence on prospective investments, monitoring our investments and, if necessary, enforcing our rights;
•	brokerage fees and commissions;
•	federal and state registration fees and exchange listing fees;
•	federal, state and local taxes;
•	costs of offerings or repurchases of our common stock and other securities;
•	the base management fee and any incentive fee;
•	distributions on our shares;
•	administration fees payable to the Administrator under the Administration Agreement;
•	direct costs and expenses of administration and operation, including printing, mailing, long distance telephone and staff;
•	transfer agent and custody fees and expenses;
•	independent director fees and expenses;
•	the costs of any reports, proxy statements or other notices to our stockholders, including printing costs;
•	costs of holding stockholder meetings;
•	litigation, indemnification and other non-recurring or extraordinary expenses;
•	fees and expenses associated with marketing and investor relations efforts;
•	dues, fees and charges of any trade association of which we are a member;
•	fees and expenses associated with independent audits and outside legal costs;
•	fidelity bond, directors and officers/errors and omissions liability insurance, and any other insurance premiums;
•	costs associated with our reporting and compliance obligations under the Investment Company Act of 1940, as amended, and applicable U.S. federal and state securities laws; and
•	all other expenses reasonably incurred by us or the Administrator in connection with administering our business, such as the allocable portion of overhead and other expenses incurred by the Administrator in performing its obligations under the Administration Agreement, including rent, the fees and expenses associated with performing compliance functions, and our allocable portion of the costs of compensation and related expenses of our Chief Compliance Officer, Chief Financial Officer, Chief Operating Officer and any support staff.

PRICE RANGE OF COMMON STOCK

This supplement supplements and amends the “Price Range of Common Stock” section of the November Prospectus Supplement, as supplemented and amended as of the date of this prospectus supplement, by replacing the final row and adding an additional row in the table found in such section in the November Prospectus Supplement with the following:

		Closing Sales Price		Premium (Discount) of High Sales Price to	Premium (Discount) of Low Sales Price to	Distributions
Period	NAV(1)	High	Low	NAV(2)	NAV(2)	Declared(3)
Fiscal year ended December 31, 2018
Fourth quarter	$12.40	$18.11	$13.01	46.0%	4.9%	$0.60	(13)
Fiscal year ended December 31, 2019
First Quarter (through February 21, 2019) (14)	N/A	$16.91	$14.41	N/A	N/A	$0.60	(15)

This supplement supplements and amends the “Price Range of Common Stock” section of the November Prospectus Supplement by replacing footnotes 3, 13 and 14 and adding footnote 15 to the table found in such section with the following:

(3)	Represents the cash distributions (including dividends, dividends reinvested and returns of capital, if any) per share that we have declared on our common stock in the specified quarter. Per share amount of common stock distributions from return of capital is calculated as total common stock distributions declared to stockholders for the period less the daily weighted average of common stock distributions from net investment income and realized gains on investments for the period, and is estimated for U.S. GAAP purposes. Tax characteristics of distributions will vary.
(13)	Includes a return of capital of approximately $0.22. See also footnote 3 above.
(14)	Because our Board has not yet determined our NAV per share of common stock as of March 31, 2019, information dependent on such NAV per share of common stock is marked as “N/A” in the table.
(15)	On January 2, we declared three monthly distributions of $0.20 per share on shares of our common stock. The first such monthly distribution was paid on January 31, 2019 to holders of record as of January 14, 2019. The remaining two distributions are expected to be paid on February 28, 2019 and March 29, 2019 to holders of record as of February 12, 2019 and March 12, 2019, respectively. The distribution paid on January 31, 2019 includes a return of capital of approximately $0.06. A portion of the other distributions may be comprised of a return of capital.

This supplement supplements and amends the “Price Range of Common Stock” section of the November Prospectus Supplement, as supplemented and amended as of the date of this prospectus supplement, by replacing the final four sentences of such section in the November Prospectus Supplement with the following:

Our NAV per share was $12.40 as of December 31, 2018 (the last date prior to the date of this prospectus supplement as of which we determined our NAV). The closing sale price for shares of our common stock on the NYSE on December 28, 2018 (the last business day of the fiscal quarter ended December 31, 2018) was $14.21, which represented a 14.60% premium to NAV per share.

On February 21, 2019, the last reported closing sale price of our common stock was $16.91 per share. As of January 31, 2019, we had 14 stockholders of record of our common stock (which does not reflect holders whose shares are held in street name by a broker, bank or other nominee).

ANNUAL REPORT

On February 21, 2019, we filed our Annual Report to Stockholders for the fiscal year ended December 31, 2018. The text of the Annual Report is attached hereto and is incorporated herein by reference.

Information contained on our website is not incorporated by reference into this prospectus supplement or the Prospectus, and you should not consider that information to be part of the Prospectus.

Eagle Point Credit Company Inc.

Annual Report – December 31, 2018

Please see footnote disclosures on page 3.	1

Important Information

This report is transmitted to the stockholders of Eagle Point Credit Company Inc. (“we”, “us”, “our” or the “Company”) and is furnished pursuant to certain regulatory requirements. This report and the information and views herein do not constitute investment advice, or a recommendation or an offer to enter into any transaction with the Company or any of its affiliates. This report is provided for informational purposes only, does not constitute an offer to sell securities of the Company and is not a prospectus. From time to time, the Company may have a registration statement relating to one or more of its securities on file with the US Securities and Exchange Commission (“SEC”). Any registration statement that has not yet been declared effective by the SEC, and any prospectus relating thereto, is not complete and may be changed. Any securities that are the subject of such a registration statement may not be sold until the registration statement filed with the SEC is effective.

The information and its contents are the property of Eagle Point Credit Management LLC (the “Adviser”) and/or the Company. Any unauthorized dissemination, copying or use of this presentation is strictly prohibited and may be in violation of law. This presentation is being provided for informational purposes only.

Investors should read the Company’s prospectus and SEC filings (which are publicly available on the EDGAR Database on the SEC website at http://www.sec.gov) carefully and consider their investment goals, time horizons and risk tolerance before investing in the Company. Investors should consider the Company’s investment objectives, risks, charges and expenses carefully before investing in securities of the Company. There is no guarantee that any of the goals, targets or objectives described in this report will be achieved.

An investment in the Company is not appropriate for all investors. The investment program of the Company is speculative, entails substantial risk and includes investment techniques not employed by traditional mutual funds. An investment in the Company is not intended to be a complete investment program. Shares of closed-end investment companies, such as the Company, frequently trade at a discount from their net asset value (“NAV”), which may increase investors’ risk of loss. Past performance is not indicative of, or a guarantee of, future performance. The performance and certain other portfolio information quoted herein represents information as of December 31, 2018. Nothing herein should be relied upon as a representation as to the future performance or portfolio holdings of the Company. Investment return and principal value of an investment will fluctuate, and shares, when sold, may be worth more or less than their original cost. The Company’s performance is subject to change since the end of the period noted in this report and may be lower or higher than the performance data shown herein.

Neither the Adviser nor the Company provide legal, accounting or tax advice. Any statement regarding such matters is explanatory and may not be relied upon as definitive advice. Investors should consult with their legal, accounting and tax advisors regarding any potential investment. The information presented herein is as of the dates noted herein and is derived from financial and other information of the Company, and, in certain cases, from third party sources and reports (including reports of third party custodians, CLO managers and trustees) that have not been independently verified by the Company. As noted herein, certain of this information is estimated and unaudited, and therefore subject to change. We do not represent that such information is accurate or complete, and it should not be relied upon as such.

About Eagle Point Credit Company Inc.

The Company is a publicly-traded, non-diversified, closed-end management investment company. The Company’s investment objectives are to generate high current income and capital appreciation primarily through investment in equity and junior debt tranches of CLOs.  The Company is externally managed and advised by Eagle Point Credit Management LLC. The Company makes certain unaudited portfolio information available each month on its website in addition to making certain other unaudited financial information available on its website (www.eaglepointcreditcompany.com). This information includes (1) an estimated range of the Company’s net investment income (“NII”) and realized capital gains or losses per weighted average share of common stock for each calendar quarter end, generally made available within the first fifteen days after the applicable calendar month end, (2) an estimated range of the Company’s NAV per share of common stock for the prior month end and certain additional portfolio-level information, generally made available within the first fifteen days after the applicable calendar month end, and (3) during the latter part of each month, an updated estimate of NAV, if applicable, and, with respect to each calendar quarter end, an updated estimate of the Company’s NII and realized capital gains or losses for the applicable quarter, if available.

2

Information contained on our website is not incorporated by reference into this Annual Report and you should not consider information contained on our website to be part of this Annual Report or any other report we file with the SEC.

Forward-Looking Statements

This report may contain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Statements other than statements of historical facts included in this report may constitute forward-looking statements and are not guarantees of future performance or results and involve a number of risks and uncertainties. Actual results may differ materially from those in the forward-looking statements as a result of a number of factors, including those described in the Company’s filings with the SEC. The Company undertakes no duty to update any forward-looking statement made herein. All forward-looking statements speak only as of the date of this report.

Notes

[1]	The summary of portfolio investments shown is based on the estimated fair value of the underlying positions as of December 31, 2018.
[2]	The information presented herein is on a look-through basis to the collateralized loan obligation, or “CLO”, equity and related investments (i.e. loan accumulation facilities) held by the Company as of December 31, 2018 (except as otherwise noted) and reflects the aggregate underlying exposure of the Company based on the portfolios of those investments. The data is estimated and unaudited and is derived from CLO trustee reports received by the Company relating to December 2018 and from custody statements and/or other information received from CLO collateral managers and other third party sources. Information relating to the market price of underlying collateral is as of month end; however, with respect to other information shown, depending on when such information was received, the data may reflect a lag in the information reported. As such, while this information was obtained from third party data sources, December 2018 trustee reports and similar reports, other than market price, it does not reflect actual underlying portfolio characteristics as of December 31, 2018 and this data may not be representative of current or future holdings.
[3]	We obtain exposure in underlying senior secured loans indirectly through our investments in CLOs.
[4]	Credit ratings shown are based on those assigned by Standard & Poor’s Rating Group, or “S&P,” or, for comparison and informational purposes, if S&P does not assign a rating to a particular obligor, the weighted average rating shown reflects the S&P equivalent rating of a rating agency that rated the obligor provided that such other rating is available with respect to a CLO equity or related investment held by us. In the event multiple ratings are available, the lowest S&P rating, or if there is no S&P rating, the lowest equivalent rating, is used. The ratings of specific borrowings by an obligor may differ from the rating assigned to the obligor and may differ among rating agencies. For certain obligors, no rating is available in the reports received by the Company. Such obligors are not shown in the graphs and, accordingly, the sum of the percentages in the graphs may not equal 100%. Ratings below BBB- are below investment grade. Further information regarding S&P’s rating methodology and definitions may be found on its website (www.standardandpoors.com). This data includes underlying portfolio characteristics of the Company’s CLO equity and loan accumulation facility portfolio.
[5]	Industry categories are based on the S&P industry categorization of each obligor as reported in CLO trustee reports to the extent so reported. Certain CLO trustee reports do not report the industry category of all of the underlying obligors and where such information is not reported, it is not included in the summary look-through industry information shown. As such, the Company’s exposure to a particular industry may be higher than that shown if industry categories were available for all underlying obligors. In addition, certain underlying obligors may be re-classified from time to time based on developments in their respective businesses and/or market practices. Accordingly, certain underlying borrowers that are currently, or were previously, summarized as a single borrower in a particular industry may in current or future periods be reflected as multiple borrowers or in a different industry, as applicable.

[6]	The look-through data shown is adjusted to skip incomplete obligors information provided on the trustee report; if it was shown, it would represent 0.6%. In addition, certain CLO trustee reports do not provide the industry classification for certain underlying obligors. These obligors are not summarized in the look-through industry data shown; if they were reflected, they would represent 5.9% of the total industry exposure.

3

Summary of Certain Unaudited Portfolio Characteristics

The information presented below is on a look–through basis to the collateralized loan obligation, or “CLO”, equity and related investments held by the Company as of December 31, 2018 (except as otherwise noted) and reflects the aggregate underlying exposure of the Company based on the portfolios of those investments. The data is estimated and unaudited and is derived from CLO trustee reports received by the Company relating to December 2018 and from custody statements and/or other information received from CLO collateral managers, or other third party sources.

Summary of Portfolio Investments (as of 12/31/2018)[1]

Summary of Underlying Portfolio Characteristics (as of 12/31/2018)[2]
Number of Unique Underlying Obligors	1,481
Largest Exposure to an Individual Obligor	0.92%
Average Individual Obligor Exposure	0.07%
Top 10 Obligors Exposure	6.59%
Currency: USD Exposure	99.57%
Aggregate Indirect Exposure to Senior Secured Loans[3]	97.48%
Weighted Average Junior OC Cushion	4.42%
Weighted Average Market Value of Collateral	94.58%
Weighted Average Stated Spread	3.52%
Weighted Average Rating[4]	B+/B
Weighted Average Maturity	5.2 years

Please see footnote disclosures on page 3.	4

The top ten underlying obligors on a look-through basis to the Company’s CLO equity and other unrated investments as of December 31, 2018 are provided below:

Top 10 Underlying Obligors[2,6]
Obligor	% of Total
Dell Inc	0.9%
Asurion	0.8%
Altice	0.8%
American Airlines Inc	0.8%
TransDigm	0.6%
Energy Future Holdings	0.6%
First Data Corp	0.5%
SS&C Technologies	0.5%
CenturyLink	0.5%
Numericable	0.5%
Total	6.6%

The top ten industries of the underlying obligors on a look-through basis to the Company’s CLO equity and other unrated investments as of December 31, 2018 are provided below:

Top 10 Industries of Underlying Obligors[2,5,6]

Industry	% of Total
Technology	10.0%
Health care	8.1%
Radio & Television	6.4%
Telecommunications	5.8%
Lodging & casinos	5.4%
Financial intermediaries	5.1%
Commercial Services & Supplies	4.1%
Utilities	3.6%
Building & Development	3.4%
Chemicals & plastics	3.3%
Total	55.2%

The credit ratings distribution of the underlying obligors on a look-through basis to the Company’s December 31, 2018 is provided below:

The maturity distribution of the underlying obligors on a look-through basis to the Company’s CLO equity and other unrated investments as of December 31, 2018 is provided below:

Please see footnote disclosures on page 3.	5

Consolidated Financial Statements for the Year Ended
December 31, 2018 (Audited)

EAGLE POINT CREDIT COMPANY INC. & SUBSIDIARIES

CONSOLIDATED STATEMENT OF ASSETS AND LIABILITIES

As of December 31, 2018

(expressed in U.S. dollars)

ASSETS
Investments, at fair value (cost $566,912,334)	$456,376,569
Cash	1,517,164
Interest receivable	18,300,701
Prepaid expenses	520,032
Total Assets	476,714,466

LIABILITIES

6.6875% Unsecured Notes due 2028, at fair value under the fair value option (aggregate principal amount of $67,277,675) (Note 7)	64,559,657

7.75% Series A Term Preferred Stock due 2022 (Note 6):
7.75% Series A Term Preferred Stock due 2022 (1,818,000 shares outstanding)	45,450,000
Unamortized deferred issuance costs associated with 7.75% Series A Term Preferred Stock due 2022	(1,229,149)
Net 7.75% Series A Term Preferred Stock due 2022 less associated unamortized deferred issuance costs	44,220,851

7.75% Series B Term Preferred Stock due 2026 (Note 6):
7.75% Series B Term Preferred Stock due 2026 (1,884,726 shares outstanding)	47,118,150
Unamortized deferred issuance costs associated with 7.75% Series B Term Preferred Stock due 2026	(2,086,431)
Net 7.75% Series B Term Preferred Stock due 2026 less associated unamortized deferred issuance costs	45,031,719

6.75% Unsecured Notes due 2027 (Note 7):
6.75% Unsecured Notes due 2027	31,625,000
Unamortized deferred issuance costs associated with 6.75% Unsecured Notes due 2027	(1,172,177)
Net 6.75% Unsecured Notes due 2027 less associated unamortized deferred issuance costs	30,452,823

Incentive fee payable	2,918,780
Management fee payable	1,674,803
Administration fees payable	250,568
Professional fees payable	240,000
Directors' fees payable	198,171
Due to affiliates	18,649
Other expenses payable	20,603
Total Liabilities	189,586,624

COMMITMENTS AND CONTINGENCIES (Note 9)

NET ASSETS applicable to 23,153,319 shares of $0.001 par value common stock outstanding	$287,127,842

NET ASSETS consist of:
Paid-in capital (Note 5)	$435,707,921
Aggregate distributable earnings (losses)	(150,047,157)
Accumulated other comprehensive income (loss)	1,467,079
Total Net Assets	$287,127,842
Net asset value per share of common stock	$12.40

See accompanying notes to the consolidated financial statements

EAGLE POINT CREDIT COMPANY INC. & SUBSIDIARIES

CONSOLIDATED SCHEDULE OF INVESTMENTS

As of December 31, 2018

(expressed in U.S. dollars)

Issuer (1)	Investment (2)	Principal Amount	Cost	Fair Value (3)	% of Net Assets
CLO Debt (4)
Avery Point V CLO, Limited	CLO Secured Note - Class E (7.35% due 7/17/26)	$3,950,000	$3,838,988	$3,311,680	1.15%
Avery Point V CLO, Limited	CLO Secured Note - Class F (7.95% due 7/17/26)	875,500	808,488	707,141	0.25%
CIFC Funding 2014-III, Ltd.	CLO Secured Note - Class E-R2 (8.57% due 10/22/31)	3,000,000	2,970,522	2,691,300	0.94%
CIFC Funding 2015-III, Ltd.	CLO Secured Note - Class F-R (9.25% due 4/19/29)	2,450,000	2,357,977	2,129,540	0.74%
Cutwater 2015-I, Ltd.	CLO Secured Note - Class E-R (8.39% due 1/15/29)	5,512,500	5,417,483	4,823,438	1.68%
Dryden 53 CLO, Ltd.	CLO Secured Note - Class F (9.94% due 1/15/31)	830,000	804,395	722,266	0.25%
Flagship CLO VIII, Ltd.	CLO Secured Note - Class E-R (7.63% due 1/16/26)	10,400,000	10,204,747	8,809,840	3.07%
Flagship CLO VIII, Ltd.	CLO Secured Note - Class F-R (8.28% due 1/16/26)	8,000,000	7,848,729	6,913,600	2.41%
Harbourview CLO VII, Ltd.	CLO Secured Note - Class F (10.71% due 7/18/31)	733,333	689,053	662,933	0.23%
Marathon CLO VII Ltd.	CLO Secured Note - Class D (7.91% due 10/28/25)	2,875,000	2,820,452	2,630,913	0.92%
Marathon CLO VIII Ltd.	CLO Secured Note - Class D-R (8.60% due 7/18/27)	4,150,000	4,068,427	3,649,095	1.27%
Marathon CLO XI Ltd.	CLO Secured Note - Class D (7.97% due 4/20/31)	1,650,000	1,650,000	1,419,990	0.49%
Octagon Investment Partners 27, Ltd.	CLO Secured Note - Class F-R (10.29% due 7/15/30)	900,000	838,407	801,810	0.28%
OZLM XXII, Ltd.	CLO Secured Note - Class D (7.75% due 1/17/31)	900,000	895,765	764,640	0.27%
THL Credit Wind River 2014-2 CLO Ltd.	CLO Secured Note - Class E-R (8.19% due 1/15/31)	245,853	245,853	216,301	0.08%
THL Credit Wind River 2014-2 CLO Ltd.	CLO Secured Note - Class F-R (10.31% due 1/15/31)	330,000	307,964	291,984	0.10%
Zais CLO 3, Limited	CLO Secured Note - Class D-R (9.35% due 7/15/31)	1,850,000	1,804,925	1,591,370	0.55%
			47,572,175	42,137,841	14.68%
CLO Equity (5)(6)
ALM VIII, Ltd.	CLO Preferred Shares (estimated yield of 0.85% due 10/20/28) (7)	8,725,000	5,595,807	2,915,165	1.02%
Apidos CLO XIV	CLO Subordinated Note (estimated yield of 0.00% due 4/15/25) (8)	11,177,500	665,882	558,875	0.19%
Ares XLI CLO Ltd.	CLO Income Note (estimated yield of 6.39% due 1/15/29) (7)(11)	18,995,000	15,793,069	9,446,580	3.29%
Ares XLIII CLO Ltd.	CLO Income Note (estimated yield of 10.61% due 10/15/29) (7)(11)	20,100,000	16,985,785	10,968,646	3.82%
Ares XXXIX CLO Ltd.	CLO Subordinated Note (estimated yield of 7.88% due 7/18/28)	4,442,140	3,286,967	2,160,984	0.75%
Atrium IX	CLO Subordinated Note (estimated yield of 13.70% due 2/28/47)	8,660,000	5,602,754	5,044,556	1.76%
Atrium XI	CLO Subordinated Note (estimated yield of 0.00% due 10/23/25) (8)	5,903,000	2,160,361	1,180,600	0.41%
Atrium XV	CLO Subordinated Note (estimated yield of 13.19% due 1/23/48)	9,804,000	7,918,926	8,282,162	2.88%
Avery Point V CLO, Limited	CLO Income Note (estimated yield of 0.00% due 7/17/26) (10)	13,687,500	5,685,982	1,368,750	0.48%
Babson CLO Ltd. 2013-II	CLO Subordinated Note (estimated yield of 0.00% due 1/18/25) (8) (9)	12,939,125	-	12,939	0.00%
Bain Capital Credit CLO 2016-2, Limited	CLO Subordinated Note (estimated yield of 6.18% due 1/15/29) (7)	16,700,000	13,140,298	8,357,371	2.91%
Barings CLO Ltd. 2016-III	CLO Subordinated Note (estimated yield of 9.60% due 1/15/28) (7)	30,118,421	24,059,084	17,665,650	6.15%
Barings CLO Ltd. 2018-I	CLO Income Note (estimated yield of 18.17% due 4/15/31) (7)	20,808,000	17,436,236	16,427,985	5.72%
Battalion CLO IX Ltd.	CLO Income Note (estimated yield of 12.88% due 7/15/31) (7)(11)	17,784,935	13,850,062	10,614,759	3.70%
Birchwood Park CLO, Ltd.	CLO Income Note (estimated yield of 0.00% due 7/15/26) (8)	1,575,000	482,894	252,000	0.09%
BlueMountain CLO 2013-2, Ltd.	CLO Subordinated Note (estimated yield of 7.51% due 10/22/30)	5,000,000	3,230,156	1,454,801	0.51%
Bowman Park CLO Ltd.	CLO Subordinated Note (estimated yield of 7.35% due 11/23/25)	8,180,000	4,787,609	2,254,932	0.79%
Bristol Park CLO, Ltd.	CLO Subordinated Note (estimated yield of 7.93% due 4/15/29) (7)	34,250,000	26,942,185	17,990,772	6.27%
Carlyle Global Market Strategies CLO 2014-5, Ltd.	CLO Subordinated Note (estimated yield of 20.97% due 7/15/31)	8,300,000	4,603,843	5,052,846	1.76%
Carlyle US CLO 2017-4, Ltd.	CLO Income Note (estimated yield of 15.75% due 1/15/30)	7,874,061	6,398,340	5,941,235	2.07%
Chenango Park CLO, Ltd.	CLO Subordinated Note (estimated yield of 17.41% due 4/15/30)	2,050,000	1,630,419	1,501,700	0.52%
CIFC Funding 2013-II, Ltd.	CLO Income Note (estimated yield of 18.28% due 10/18/30) (7)	17,265,625	7,500,640	6,318,038	2.20%
CIFC Funding 2014, Ltd.	CLO Income Note (estimated yield of 17.46% due 1/18/31) (7)(11)	16,033,750	8,780,113	7,129,959	2.48%
CIFC Funding 2014-III, Ltd.	CLO Income Note (estimated yield of 14.51% due 10/22/31)	15,000,000	7,981,039	6,842,121	2.38%
CIFC Funding 2014-IV-R, Ltd.	CLO Income Note (estimated yield of 6.43% due 10/17/30)	7,500,500	4,277,794	2,796,980	0.97%
CIFC Funding 2015-III, Ltd.	CLO Income Note (estimated yield of 19.89% due 4/19/29) (7)(11)	9,724,324	6,459,405	6,159,776	2.15%
Cutwater 2015-I, Ltd.	CLO Income Note (estimated yield of 27.00% due 1/15/29) (7)(11)	31,100,000	19,060,396	18,380,612	6.40%
Dewolf Park CLO, Ltd.	CLO Income Note (estimated yield of 12.03% due 10/15/30) (7)	7,700,000	6,502,511	5,126,776	1.79%
Dryden 53 CLO, Ltd.	CLO Income Note (estimated yield of 14.91% due 1/15/31)	11,424,444	9,266,934	8,289,563	2.89%
Dryden 56 Euro CLO 2017 B.V. (12)	CLO Subordinated Note (estimated yield of 12.82% due 1/15/32)	1,675,000	1,768,452	1,586,403	0.55%
Dryden 66 Euro CLO 2018 B.V. (12)	CLO Subordinated Note (estimated yield of 6.81% due 1/18/32)	1,025,000	1,123,646	1,130,578	0.39%
Flagship CLO VIII, Ltd.	CLO Income Note (estimated yield of 0.00% due 1/16/26) (7)(10)(11)	27,360,000	13,638,680	3,665,180	1.28%
Halcyon Loan Advisors Funding 2014-3, Ltd.	CLO Subordinated Note (estimated yield of 0.00% due 10/22/25) (10)	5,750,000	2,898,311	1,150,000	0.40%
Harbourview CLO VII, Ltd.	CLO Subordinated Note (estimated yield of 33.31% due 11/18/26)	1,100,000	434,154	587,484	0.20%
KVK CLO 2013-2 Ltd.	CLO Subordinated Note (estimated yield of 0.00% due 1/15/26) (8)	4,604,000	-	-	0.00%
KVK CLO 2014-1 Ltd.	CLO Subordinated Note (estimated yield of 0.00% due 5/15/26) (8)	3,175,000	27,260	15,875	0.01%
Madison Park Funding VIII, Ltd.	CLO Subordinated Note (estimated yield of 0.00% due 4/22/22) (8)	9,050,000	41,466	45,250	0.02%
Madison Park Funding XXI, Ltd.	CLO Subordinated Note (estimated yield of 9.79% due 7/25/29)	3,000,000	2,430,697	2,117,968	0.74%
Madison Park Funding XXII, Ltd.	CLO Subordinated Note (estimated yield of 8.68% due 10/25/29)	3,040,000	2,802,744	2,241,395	0.78%
Marathon CLO VI Ltd.	CLO Subordinated Note (estimated yield of 21.29% due 5/13/28)	6,375,000	2,859,729	2,090,405	0.73%
Marathon CLO VII Ltd.	CLO Subordinated Note (estimated yield of 8.12% due 10/28/25)	10,526,000	5,846,309	3,603,485	1.26%
Marathon CLO VIII Ltd.	CLO Income Note (estimated yield of 19.84% due 10/18/31) (11)	15,204,000	10,574,761	10,216,673	3.56%
Marathon CLO X Ltd.	CLO Subordinated Note (estimated yield of 15.58% due 11/15/29)	2,550,000	2,061,281	1,746,876	0.61%
Marathon CLO XI Ltd.	CLO Subordinated Note (estimated yield of 20.04% due 4/20/31)	2,075,000	1,872,486	1,792,015	0.62%
Marathon CLO XII Ltd.	CLO Subordinated Note (estimated yield of 13.96% due 4/18/31)	4,500,000	4,275,000	3,699,187	1.29%
Octagon Investment Partners 26, Ltd.	CLO Income Note (estimated yield of 24.64% due 7/15/30) (7) (11)	13,750,000	7,748,241	9,434,601	3.29%
Octagon Investment Partners 27, Ltd.	CLO Income Note (estimated yield of 18.90% due 7/15/30) (7)(11)	11,804,048	7,264,810	7,506,788	2.61%
Octagon Investment Partners XIV, Ltd.	CLO Subordinated Note (estimated yield of 7.13% due 7/15/29) (7)	16,534,625	11,151,180	6,781,241	2.36%
Octagon Investment Partners XIV, Ltd.	CLO Income Note (estimated yield of 7.13% due 7/15/29)	4,037,500	2,112,782	1,420,912	0.49%
Octagon Investment Partners XIX, Ltd.	CLO Subordinated Note (estimated yield of 0.00% due 4/15/26) (10)	3,000,000	1,315,360	510,000	0.18%
Octagon Investment Partners XX, Ltd.	CLO Subordinated Note (estimated yield of 0.00% due 8/12/26) (10)	2,500,000	1,481,534	575,000	0.20%
OFSI BSL VIII, Ltd.	CLO Income Note (estimated yield of 17.73% due 8/16/37) (7)	7,719,320	6,528,040	5,268,221	1.83%
OHA Credit Partners IX, Ltd.	CLO Subordinated Note (estimated yield of 0.00% due 10/20/25) (10)	6,750,000	4,503,661	2,632,500	0.92%

See accompanying notes to the consolidated financial statements

EAGLE POINT CREDIT COMPANY INC. & SUBSIDIARIES

CONSOLIDATED SCHEDULE OF INVESTMENTS

As of December 31, 2018

(expressed in U.S. dollars)

Issuer (1)	Investment (2)	Principal Amount	Cost	Fair Value (3)	% of Net Assets
CLO Equity (5)(6)
Regatta III Funding Ltd.	CLO Subordinated Note (estimated yield of 0.00% due 4/15/26) (8)	$2,500,000	$89,000	$50,000	0.02%
Steele Creek CLO 2015-1, Ltd.	CLO Subordinated Note (estimated yield of 14.17% due 5/21/29)	8,100,000	5,770,284	4,127,165	1.44%
Steele Creek CLO 2018-1, Ltd.	CLO Income Note (estimated yield of 18.18% due 4/15/48) (7)	11,370,000	9,671,539	9,163,615	3.19%
THL Credit Wind River 2013-2 CLO Ltd.	CLO Income Note (estimated yield of 11.07% due 10/18/30) (7)	11,597,500	8,057,384	5,892,361	2.05%
THL Credit Wind River 2014-1 CLO Ltd.	CLO Subordinated Note (estimated yield of 16.87% due 7/18/31)	9,681,764	5,217,550	4,114,190	1.43%
THL Credit Wind River 2014-2 CLO Ltd.	CLO Income Note (estimated yield of 10.43% due 1/15/31)	2,205,627	1,144,116	761,890	0.27%
THL Credit Wind River 2014-3 CLO Ltd.	CLO Subordinated Note (estimated yield of 18.78% due 10/22/31)	11,000,000	7,389,298	6,282,922	2.19%
THL Credit Wind River 2016-1 CLO Ltd.	CLO Income Note (estimated yield of 17.93% due 7/15/28) (7)(11)	13,050,000	10,802,791	8,180,811	2.85%
THL Credit Wind River 2017-1 CLO Ltd.	CLO Income Note (estimated yield of 14.62% due 4/18/29) (7)(11)	14,950,000	12,233,862	9,158,601	3.19%
THL Credit Wind River 2017-3 CLO Ltd.	CLO Income Note (estimated yield of 13.27% due 10/15/30) (7)	18,150,000	15,163,460	12,082,374	4.21%
THL Credit Wind River 2018-1 CLO Ltd.	CLO Income Note (estimated yield of 14.12% due 7/15/30) (7)	15,750,000	13,856,850	12,483,067	4.35%
Vibrant CLO V, Ltd.	CLO Subordinated Note (estimated yield of 12.76% due 1/20/29)	4,200,000	3,501,920	2,478,043	0.86%
Zais CLO 3, Limited	CLO Income Note (estimated yield of 25.65% due 7/15/31) (7)(11)	21,061,745	12,046,100	11,976,062	4.17%
Zais CLO 5, Limited	CLO Subordinated Note (estimated yield of 18.50% due 10/15/28)	5,950,000	3,957,722	3,128,303	1.09%
Zais CLO 6, Limited	CLO Subordinated Note (estimated yield of 18.85% due 7/15/29)	10,196,000	7,060,457	6,274,486	2.19%
Zais CLO 7, Limited	CLO Income Note (estimated yield of 18.20% due 4/15/30)	9,277,500	7,078,251	6,333,638	2.21%
Zais CLO 8, Limited	CLO Subordinated Note (estimated yield of 17.93% due 4/15/29)	750,000	669,000	591,321	0.21%
Zais CLO 9, Limited	CLO Subordinated Note (estimated yield of 17.04% due 7/20/30)	950,000	959,500	876,929	0.31%
			469,515,159	364,270,948	126.87%
Loan Accumulation Facilities (5)(13)
Salmagundi II Income Note, Ltd.	Loan Accumulation Facility (Income notes)	7,150,000	7,150,000	7,162,749	2.49%
Salmagundi III Income Note, Ltd.	Loan Accumulation Facility (Income notes)	9,055,000	9,055,000	9,076,709	3.16%
Salmagundi IV Income Note, Ltd.	Loan Accumulation Facility (Income notes)	19,690,000	19,690,000	19,788,385	6.89%
Salmagundi VIII Income Note, Ltd.	Loan Accumulation Facility (Income notes)	7,790,000	7,790,000	7,797,114	2.72%
Salmagundi IX Income Note, Ltd.	Loan Accumulation Facility (Income notes)	4,980,000	4,980,000	4,981,158	1.73%
Salmagundi XI Income Note, Ltd.	Loan Accumulation Facility (Income notes)	1,160,000	1,160,000	1,161,665	0.40%
			49,825,000	49,967,780	17.40%

Total investments at fair value as of December 31, 2018			$566,912,334	$456,376,569	158.95%

Liabilities at fair value under the fair value option (14)
6.6875% Unsecured Notes due 2028	Unsecured Note	$(67,277,675)	$(67,277,675)	$(64,559,657)	-22.48%
			$(67,277,675)	$(64,559,657)	-22.48%

Net assets above (below) fair value of investments and liabilities at fair value				(104,689,070)

Net assets as of December 31, 2018				$287,127,842

(1)	The Company is not affiliated with, nor does it "control" (as such term is defined in the Investment Company Act of 1940 (the "1940 Act")), any of the issuers listed. In general, under the 1940 Act, we would be presumed to "control" an issuer if we owned 25% or more of its voting securities.
(2)	All investments are restricted and categorized as structured finance securities.
(3)	Fair value is determined in good faith in accordance with the Company's valuation policy and is approved by the Company's Board of Directors (the "Board").
(4)	CLO debt positions reflect the coupon rates as of December 31, 2018.
(5)	The fair value of all investments was determined using significant, unobservable inputs.
(6)	CLO subordinated notes and income notes are considered CLO equity positions. CLO equity positions are entitled to recurring distributions which are generally equal to the remaining cash flow of payments made by underlying securities less contractual payments to debt holders and fund expenses. The effective yield is estimated based upon the current projection of the amount and timing of these recurring distributions in addition to the estimated amount of terminal principal payment. Effective yields for the Company's CLO equity positions are monitored and evaluated at each recurring reporting date. It is the Company's policy to update the effective yield for each CLO equity position held within the Company's portfolio on the respective anniversary date of the CLO investment's formation. The Company also updates a CLO equity investment's effective yield in each instance where there is a respective partial sale, add-on, purchase, refinancing or reset involving the CLO equity investment held. The estimated yield and investment cost may ultimately not be realized. As of December 31, 2018, the Company's weighted average effective yield on its aggregate CLO equity positions, based on current amortized cost, was 13.30%.
(7)	Fair value includes the Company's interest in fee rebates on CLO subordinated and income notes.
(8)	As of December 31, 2018, the investment has been called. Expected value of residual distributions, once received, is anticipated to be recognized as return of capital, pending any remaining amortized cost, and/or realized gain for any amounts received in excess of such amortized cost.
(9)	As of December 31, 2018, investment cost has been fully amortized. Subsequent distributions, once received, will be recognized as realized gain.
(10)	As of December 31, 2018, the effective yield has been estimated to be 0%. The aggregate projected amount of future recurring distributions and terminal principal payment is less than the amortized investment cost. Future recurring distributions, once received, will be recognized solely as return of capital until the aggregate projected amount of future recurring distributions and terminal principal payment exceeds the amortized investment cost.
(11)	For the period ending December 31, 2018, the Company converted its CLO equity investment from subordinated notes to income notes.
(12)	Investment is denominated in EUR.
(13)	Loan accumulation facilities are financing structures intended to aggregate loans that may be used to form the basis of a CLO vehicle.
(14)	The Company has accounted for its 6.6875% notes due 2028 utilizing the fair value option election under ASC Topic 825. Accordingly, the Series 2028 Notes will be carried at their fair value.

See accompanying notes to the consolidated financial statements

 EAGLE POINT CREDIT COMPANY INC. & SUBSIDIARIES

CONSOLIDATED STATEMENT OF OPERATIONS

For the year ended December 31, 2018

(expressed in U.S. dollars)

INVESTMENT INCOME
Interest income	$65,195,956
Other income	4,485,038
Total Investment Income	69,680,994

EXPENSES
Interest expense:
Interest expense on 7.75% Series A Term Preferred Stock due 2022	3,810,653
Interest expense on 7.75% Series B Term Preferred Stock due 2026	3,798,393
Interest expense on 7.00% Unsecured Notes due 2020	1,888,023
Interest expense on 6.75% Unsecured Notes due 2027	2,225,400
Interest expense on 6.6875% Unsecured Notes due 2028	3,074,450
Total Interest Expense on Preferred Stock and Unsecured Notes	14,796,919

Management fee	7,583,462
Incentive fee	7,357,640
Commission expense	2,102,427
Professional fees	1,330,343
Administration fees	1,049,217
Directors' fees	401,241
Tax expense	110,050
Other expenses	579,402
Total Expenses	35,310,701

Incentive fee voluntarily waived by the Adviser (Note 4)	(323,607)

Net Expenses	34,987,094

NET INVESTMENT INCOME	34,693,900

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on investments and foreign currency	2,119,650
Net realized gain (loss) on extinguishment of debt	(1,539,914)
Net change in unrealized appreciation (depreciation) on investments and foreign currency	(91,373,068)
Net change in unrealized appreciation (depreciation) on liabilities at fair value under the fair value option	1,250,940
NET GAIN (LOSS) ON INVESTMENTS, FOREIGN CURRENCY AND DEBT EXTINGUISHMENT	(89,542,392)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(54,848,492)

See accompanying notes to the consolidated financial statements

EAGLE POINT CREDIT COMPANY INC. & SUBSIDIARIES

CONSOLIDATED STATEMENT OF COMPREHENSIVE INCOME

For the year ended December 31, 2018

(expressed in U.S. dollars)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(54,848,492)

OTHER COMPREHENSIVE INCOME (LOSS) (1)
Net change in unrealized appreciation (depreciation) on liabilities at fair value under the fair value option	1,467,079
Total Other Comprehensive Income (Loss)	1,467,079

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM COMPREHENSIVE INCOME	$(53,381,413)

(1) See Note 2 "Summary of Significant Accounting Policies- Other Financial Assets and Financial Liabilities at Fair Value" for further discussion relating to other comprehensive income.

See accompanying notes to the consolidated financial statements

EAGLE POINT CREDIT COMPANY INC. & SUBSIDIARIES

CONSOLIDATED STATEMENTS OF CHANGES IN NET ASSETS

(expressed in U.S. dollars, except share amounts)

	For the	For the
	year ended	year ended
	December 31, 2018	December 31, 2017
Net increase (decrease) in net assets resulting from operations:
Net investment income	$34,693,900	$33,166,995
Net realized gain (loss) on investments and foreign currency	2,119,650	3,340,602
Net realized gain (loss) on the extinguishment of debt	(1,539,914)	-
Net change in unrealized appreciation (depreciation) on investments and foreign currency	(91,373,068)	(5,376,641)
Net change in unrealized appreciation (depreciation) on liabilities at fair value under the fair value option	1,250,940	-
Total net increase (decrease) in net assets resulting from operations	(54,848,492)	31,130,956

Other comprehensive income (loss)
Net change in unrealized appreciation (depreciation) on liabilities at fair value under the fair value option	1,467,079	-
Total other comprehensive income (loss)	1,467,079	-

Common stock distributions paid to stockholders:
Total earnings distributed (1)	(32,870,543)	(46,454,348)
Common stock distributions from tax return of capital (2)	(19,478,443)	(952,542)
Total common stock distributions paid to stockholders	(52,348,986)	(47,406,890)

Capital share transactions:
Issuance of shares of common stock upon the Company's follow-on offerings, net of underwriting discounts, commissions and offering expenses	38,844,793	28,631,650
Issuance of shares of common stock pursuant to the Company's "at the market" program, net of commissions and offering expenses	37,141,908	11,246,572
Issuance of shares of common stock pursuant to the Company's dividend reinvestment plan	220,572	3,606,816
Paid-in capital contribution (Note 4)	1,394,531	-
Total capital share transactions	77,601,804	43,485,038

Total increase (decrease) in net assets	(28,128,597)	27,209,104
Net assets at beginning of period	315,256,439	288,047,335
Net assets at end of period	$287,127,842	$315,256,439

Capital share activity:
Shares of common stock sold upon the Company's follow-on offerings	2,242,500	1,552,500
Shares of common stock sold pursuant to the Company's "at the market" program	2,099,400	584,108
Shares of common stock issued pursuant to the Company's dividend reinvestment plan	12,604	187,328
Total increase (decrease) in capital share activity	4,354,504	2,323,936

(1) Total earnings distributed for the year ended December 31, 2017 was previously reported, on a U.S. GAAP basis, as $33,166,995 related to common stock distributions from net investment income and $3,340,602 of common stock distributions from net realized gains on investments and foreign currency.

(2) Common stock distributions from tax return of capital for the year ended December 31, 2017 was previously reported, on a U.S. GAAP basis, as $10,899,293 related to common stock distributions from return of capital.

See accompanying notes to the consolidated financial statements

EAGLE POINT CREDIT COMPANY INC. & SUBSIDIARIES

CONSOLIDATED STATEMENT OF CASH FLOWS

For the year ended December 31, 2018

(expressed in U.S. dollars)

CASH FLOWS FROM OPERATING ACTIVITIES
Net increase (decrease) in net assets resulting from operations	$(54,848,492)

Adjustments to reconcile net increase (decrease) in net assets resulting from operations to net cash provided by (used in) operating activities:
Purchases of investments	(332,383,145)
Proceeds from sales of investments and repayments of principal (1)	266,739,204
Net realized (gain) loss on investments and foreign currency	(2,119,650)
Net realized (gain) loss on the extinguishment of debt	1,539,914
Net change in unrealized appreciation (depreciation) on liabilities at fair value under the fair value option	(1,250,940)
Net change in unrealized (appreciation) depreciation on investments and foreign currency	91,373,068
Net amortization (accretion) included in interest expense on 7.75% Series A Term Preferred Stock due 2022	288,263
Net amortization (accretion) included in interest expense on 7.75% Series B Term Preferred Stock due 2026	179,308
Net amortization (accretion) included in interest expense on 7.00% Unsecured Notes due 2020	208,058
Net amortization (accretion) included in interest expense on 6.75% Unsecured Notes due 2027	90,712
Net amortization (accretion) of premiums or discounts on CLO debt securities	(78,410)
Changes in assets and liabilities:
Interest receivable	(4,292,508)
Receivable for securities sold	3,505,362
Prepaid expenses	314,138
Other receivable	348,012
Payable for securities purchased	(16,146,348)
Incentive fee payable	600,515
Management fee payable	(105,731)
Administration fees payable	30,645
Professional fees payable	22,207
Tax expense payable	(36,000)
Directors' fees payable	198,171
Due to affiliates	18,649
Other expenses payable	2,962

Net cash provided by (used in) operating activities	(45,802,037)

CASH FLOWS FROM FINANCING ACTIVITIES
Common stock distributions paid to stockholders	(52,348,986)
Issuance of shares of common stock upon the Company's follow-on offerings, net of underwriting discounts, commissions, offering expenses and payable for follow-on common stock offering expenses	38,844,793
Issuance of shares of common stock pursuant to the Company's "at the market" program, net of commissions and offering expenses	37,141,908
Issuance of shares of common stock pursuant to the Company's dividend reinvestment plan	529,990
Paid-in capital contribution	1,394,531
Issuance of 6.6875% Unsecured Notes due 2028	67,277,675
Issuance of 7.75% Series B Term Preferred Stock due 2026	428,550
Deferred debt issuance costs associated with 7.75% Series B Term Preferred Stock due 2026	(2,960)
Redemption of 7.00% Unsecured Notes due 2020	(59,998,750)

Net cash provided by (used in) financing activities	33,266,751

NET INCREASE (DECREASE) IN CASH	(12,535,285)

EFFECT OF FOREIGN EXCHANGE RATE CHANGES ON CASH	639

CASH, BEGINNING OF PERIOD	14,051,810

CASH, END OF PERIOD	$1,517,164

Supplemental disclosure of non-cash financing activities:
Change in receivable for shares of common stock issued	$(309,419)

Supplemental disclosures:
Cash paid for interest expense on 7.75% Series A Term Preferred Stock due 2022	$3,522,390
Cash paid for interest expense on 7.75% Series B Term Preferred Stock due 2026	$3,619,086
Cash paid for interest expense on 7.00% Unsecured Notes due 2020	$1,679,965
Cash paid for interest expense on 6.75% Unsecured Notes due 2027	$2,134,688
Cash paid for interest expense on 6.6875% Unsecured Notes due 2028	$3,074,450
Cash paid for income, franchise and excise taxes	$57,939

(1) Proceeds from sales or maturity of investments includes $44,971,914 of recurring cash flows which are considered return of capital on portfolio investments.

See accompanying notes to the consolidated financial statements

EAGLE POINT CREDIT COMPANY INC. & SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

DECEMBER 31, 2018

1.	ORGANIZATION

Eagle Point Credit Company Inc. (the “Company”) is an externally managed, non-diversified closed-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Company’s primary investment objective is to generate high current income, with a secondary objective to generate capital appreciation. The Company seeks to achieve its investment objectives by investing primarily in equity and junior debt tranches of collateralized loan obligations (“CLOs”) that are collateralized by a portfolio consisting primarily of below investment grade U.S. senior secured loans with a large number of distinct underlying borrowers across various industry sectors. The Company may also invest in other securities and instruments related to these investments or that Eagle Point Credit Management LLC (the “Adviser”) believes are consistent with the Company’s investment objectives, including senior debt tranches of CLOs and loan accumulation facilities. From time to time, in connection with the acquisition of CLO equity, the Company may receive fee rebates from the CLO issuer. The CLO securities in which the Company primarily seeks to invest are unrated or rated below investment grade and are considered speculative with respect to timely payment of interest and repayment of principal. The Company’s common stock is listed on the New York Stock Exchange (the “NYSE”) under the symbol “ECC.”

As of December 31, 2018, the Company had two wholly-owned subsidiaries: Eagle Point Credit Company Sub (Cayman) Ltd., a Cayman Islands exempted company, and Eagle Point Credit Company Sub II (Cayman) Ltd, a Cayman Islands exempted company.

The Company was initially formed on March 24, 2014 as Eagle Point Credit Company LLC, a Delaware limited liability company and a wholly-owned subsidiary of Eagle Point Credit Partners Sub Ltd., a Cayman Island exempted company (the “Sole Member”), which, in turn, is a subsidiary of Eagle Point Credit Partners LP, a private fund managed by the Adviser.

The Company commenced operations on June 6, 2014, the date the Sole Member contributed, at fair value, a portfolio of cash and securities to the Company.

For the period of June 6, 2014 to October 5, 2014, the Company was a wholly-owned subsidiary of the Sole Member. As of October 5, 2014, the Company had 2,500,000 units issued and outstanding, all of which were held by the Sole Member.

On October 6, 2014, the Company converted from a Delaware limited liability company into a Delaware corporation (the “Conversion”). At the time of the Conversion, the Sole Member became a stockholder of Eagle Point Credit Company Inc. In connection with the Conversion, the Sole Member converted 2,500,000 units of the Delaware limited liability company into shares of common stock in the Delaware corporation at $20 per share, resulting in 8,656,057 shares and an effective conversion rate of 3.4668 shares per unit. On October 7, 2014, the Company priced its initial public offering (the “IPO”) and sold an additional 5,155,301 shares of its common stock at a public offering price of $20 per share. On October 8, 2014, the Company’s shares began trading on the NYSE.

On July 20, 2016, the Company entered into a custody agreement with Wells Fargo Bank, National Association (“Wells Fargo”), pursuant to which the Company’s portfolio of securities are held by Wells Fargo. The principal business address of Wells Fargo is 9062 Old Annapolis Road, Columbia, Maryland 21045.

The Company intends to operate so as to qualify to be taxed as a regulated investment company (“RIC”) under subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), for federal income tax purposes.

The Adviser is the investment adviser of the Company and manages the investments of the Company subject to the supervision of the Company’s Board of Directors (the “Board”). The Adviser is registered as an investment adviser with the U.S. Securities and Exchange Commission (the “SEC”) under the Investment Advisers Act of 1940, as amended. Eagle Point Administration LLC, an affiliate of the Adviser, is the administrator of the Company (the “Administrator”).

EAGLE POINT CREDIT COMPANY INC. & SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

DECEMBER 31, 2018

2.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Basis of Accounting

The consolidated financial statements include the accounts of the Company and its wholly-owned subsidiaries. All intercompany accounts have been eliminated upon consolidation. The Company is considered an investment company under accounting principles generally accepted in the United States of America (“U.S. GAAP”). The Company follows the accounting and reporting guidance applicable to investment companies in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946 Financial Services – Investment Companies. Items included in the consolidated financial statements are measured and presented in United States dollars.

Use of Estimates

The preparation of the consolidated financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions which affect the reported amounts included in the consolidated financial statements and accompanying notes as of the reporting date. Actual results may differ from those estimated.

Valuation of Investments

The most significant estimate inherent in the preparation of the consolidated financial statements is the valuation of investments. In the absence of readily determinable fair values, fair value of the Company’s investments is determined in accordance with the Company’s valuation policy. Due to the uncertainty of valuation, this estimate may differ significantly from the value that would have been used had a ready market for the investments existed, and the differences could be material.

There is no single method for determining fair value in good faith. As a result, determining fair value requires judgment be applied to the specific facts and circumstances of each portfolio investment while employing a consistently applied valuation process for the types of investments held by the Company.

The Company accounts for its investments in accordance with U.S. GAAP, and fair values its investment portfolio in accordance with the provisions of the FASB ASC Topic 820 Fair Value Measurements and Disclosures, which defines fair value, establishes a framework for measuring fair value and requires enhanced disclosures about fair value measurements. Investments are reflected in the consolidated financial statements at fair value. Fair value is the estimated amount that would be received to sell an asset, or paid to transfer a liability, in an orderly transaction between market participants at the measurement date (i.e., the exit price). The Company’s fair valuation process is reviewed and approved by the Board.

The fair value hierarchy prioritizes and ranks the level of market price observability used in measuring investments at fair value. Market price observability is impacted by a number of factors, including the type of investment, the characteristics specific to the investment and the state of the marketplace (including the existence and transparency of transactions between market participants). Investments with readily available actively quoted prices, or for which fair value can be measured from actively quoted prices in an orderly market, will generally have a higher degree of market price observability and a lesser degree of judgment used in measuring fair value.

Investments measured and reported at fair value are classified and disclosed in one of the following categories based on inputs:

•	Level I – Observable, quoted prices for identical investments in active markets as of the reporting date.

•	Level II – Quoted prices for similar investments in active markets or quoted prices for identical investments in markets that are not active as of the reporting date.

•	Level III – Pricing inputs are unobservable for the investment and little, if any, active market exists as of the reporting date. Fair value inputs require significant judgment or estimation from the Adviser.

EAGLE POINT CREDIT COMPANY INC. & SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

DECEMBER 31, 2018

In certain cases, inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, the determination of which category within the fair value hierarchy is appropriate for any given investment is based on the lowest level of input significant to that fair value measurement. The assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment and consideration of factors specific to the investment.

Investments for which observable, quoted prices in active markets do not exist are reported at fair value based on Level III inputs. The amount determined to be fair value may incorporate the Adviser’s own assumptions (including assumptions the Adviser believes market participants would use in valuing investments and assumptions relating to appropriate risk adjustments for nonperformance and lack of marketability), as provided for in the Company’s valuation policy and accepted by the Board.

An estimate of fair value is made for each investment at least monthly taking into account information available as of the reporting date. For financial reporting purposes, valuations are determined by the Board on a quarterly basis.

See Note 3 “Investments” for further discussion relating to the Company’s investments.

In valuing the Company’s investments in CLO debt, CLO equity and loan accumulation facilities, the Adviser considers a variety of relevant factors, including price indications from multiple dealers, or as applicable, a third-party pricing service, recent trading prices for specific investments, recent purchases and sales known to the Adviser in similar securities and output from a third-party financial model. The third-party financial model contains detailed information on the characteristics of CLOs, including recent information about assets and liabilities, and is used to project future cash flows. Key inputs to the model, including assumptions for future loan default rates, recovery rates, prepayment rates, reinvestment rates and discount rates are determined by considering both observable and third-party market data and prevailing general market assumptions and conventions as well as those of the Adviser.

The Company engages a third-party independent valuation firm as an input to the Company’s valuation of the fair value of its investments in CLO equity. The valuation firm’s advice is only one factor considered in the valuation of such investments, and the Board does not rely on such advice in determining the fair value of the Company’s investments in accordance with the 1940 Act.

Other Financial Assets and Financial Liabilities at Fair Value

The Fair Value Option (“FVO”) under FASB ASC Subtopic 825-10 Fair Value Option (“ASC 825”) allows companies an irrevocable election to use fair value as the initial and subsequent accounting measurement for certain financial assets and liabilities. The decision to elect the FVO is determined on an instrument-by-instrument basis and must be applied to an entire instrument. Assets and liabilities measured at fair value are required to be reported separately from those instruments measured using another accounting method and changes in fair values attributable to instrument-specific credit risk on financial liabilities  for which the FVO is elected are required to be presented separately in other comprehensive income.  Additionally, upfront offering costs related to such instrument are recognized in earnings as incurred and not deferred.

The Company elected to account for its 6.6875% Unsecured Notes due 2028 (the “Series 2028 Notes”) utilizing the FVO under ASC 825. The primary reasons for electing the FVO are to reflect economic events in the same period in which they are incurred and address simplification of reporting and presentation.

Investment Income Recognition

Interest income from investments in CLO debt is recorded using the accrual basis of accounting to the extent such amounts are expected to be collected. Amortization of premium or accretion of discount is recognized using the effective interest method.

CLO equity investments and fee rebates recognize investment income for U.S. GAAP purposes on the accrual

EAGLE POINT CREDIT COMPANY INC. & SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

DECEMBER 31, 2018

basis utilizing an effective interest methodology based upon an effective yield to maturity utilizing projected cash flows. ASC Topic 325-40, Beneficial Interests in Securitized Financial Assets, requires investment income from CLO equity investments and fee rebates to be recognized under the effective interest method, with any difference between cash distributed and the amount calculated pursuant to the effective interest method being recorded as an adjustment to the cost basis of the investment.

Effective yields for the Company’s CLO equity positions are monitored and evaluated at each reporting date. It is the Company’s policy to update the effective yield for each CLO equity position held within the Company’s portfolio on the respective anniversary date of the CLO investment’s formation. The Company also updates a CLO equity investment’s effective yield in each instance where there is a respective partial sale, add-on purchase, refinancing or reset involving the CLO equity investment held.

Interest income from loan accumulation facilities is characterized and recorded based on information provided by the trustees of each loan accumulation facility.

Other Income

Other income includes the Company’s share of income under the terms of fee rebate agreements.

Interest Expense

Interest expense includes the Company’s distributions associated with its 7.75% Series A Term Preferred Stock due 2022 (the “Series A Term Preferred Stock”) and its 7.75% Series B Term Preferred Stock due 2026 (the “Series B Term Preferred Stock,” and collectively with the Series A Term Preferred Stock, the “Preferred Stock”), and interest, paid and accrued, associated with its 7.00% Unsecured Notes which were fully redeemed on May 24, 2018 (the “Series 2020 Notes”), its 6.75% Unsecured Notes due 2027 (the “Series 2027 Notes”), and its Series 2028 Notes, collectively with the Series 2020 Notes and the Series 2027 Notes, the “Unsecured Notes”).

For the year ended December 31, 2018, the Company incurred a total of $7,609,046 in interest expense on its Preferred Stock, of which, $0 was payable as of December 31, 2018. For the year ended December 31, 2018, the Company incurred a total of $7,187,873 in interest expense on the Unsecured Notes, of which $0 was payable as of December 31, 2018.

Interest expense also includes the Company’s amortization of deferred issuance costs associated with its Preferred Stock and certain Unsecured Notes, as well as amortization of original issue discounts and accretion of premiums associated with its Series B Term Preferred Stock and its Series 2020 Notes.

See Note 6 “Mandatorily Redeemable Preferred Stock” and Note 7 “Unsecured Notes” for further discussion relating to Preferred Stock issuances and Unsecured Notes issuances, respectively.

Deferred Issuance Costs

Deferred issuance costs on liabilities, which the Company does not measure at fair value under the FVO, consist of fees and expenses incurred in connection with the issuance of Preferred Stock and certain Unsecured Notes, as well as unamortized original issue discounts and premiums. The deferred issuance costs are capitalized at the time of issuance and amortized using the effective interest method over the respective terms of the Preferred Stock and certain Unsecured Notes. Amortization of deferred issuance costs is reflected in interest expense on mandatorily redeemable Preferred Stock and interest expense on certain Unsecured Note balances in the Consolidated Statement of Operations. In the event of an early redemption of the Preferred Stock or certain Unsecured Notes, the remaining balance of unamortized deferred issuance costs associated with such Preferred Stock or certain Unsecured Notes will be accelerated into net realized loss on extinguishment of debt on the Consolidated Statement of Operations.

EAGLE POINT CREDIT COMPANY INC. & SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

DECEMBER 31, 2018

Securities Transactions

The Company records the purchases and sales of securities on trade date. Realized gains and losses on investments sold are recorded on the basis of the specific identification method.

Cash and Cash Equivalents

The Company has defined cash and cash equivalents as cash and short-term, highly liquid investments with original maturities of three months or less from the date of purchase. The Company maintains its cash in bank accounts, which, at times, may exceed federal insured limits. The Adviser monitors the performance of the financial institution where the accounts are held in order to manage risk associated with such accounts. No cash equivalent balances were held as of December 31, 2018.

Foreign Currency

The Company does not isolate the portion of its results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in the market price of such investments. Such fluctuations are included with the net change in unrealized appreciation (depreciation) on investments and foreign currency. Reported net realized foreign exchange gains or losses may arise from sales of foreign currency, currency gains or losses realized between the trade and settlement dates on investment transactions, and the difference between the amounts of dividends and interest income recorded on the Company’s books and the U.S. dollar equivalent of the amounts actually received.

Expense Recognition

Expenses are recorded on the accrual basis of accounting.

Prepaid Expenses

Prepaid expenses consist primarily of insurance premiums, filing fees, shelf registration expenses and at-the-market (“ATM”) program expenses. Insurance premiums are amortized over the term of the current policy. Shelf registration expenses and ATM program expenses represent fees and expenses incurred in connection with maintaining the Company’s shelf registration and ATM program that have not been allocated to date.

Federal and Other Taxes

The Company intends to continue to operate so as to qualify to be taxed as a RIC under subchapter M of the Code and, as such, to not be subject to federal income tax on the portion of its taxable income and gains distributed to stockholders. To qualify for RIC tax treatment, among other requirements, the Company is required to distribute at least 90% of its investment company taxable income, as defined by the Code. Accordingly, the Company intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal income provision is required. The Company has adopted November 30th as its fiscal tax year end. The Company intends to file federal income and excise tax returns as well as any applicable state tax filings. The statute of limitations on the Company’s tax return filings generally remain open for three years. The Company has analyzed its tax positions for its fiscal year ended December 31, 2018, including open tax years, and does not believe there are any uncertain tax positions requiring recognition in the Company’s financial statements.

Because U.S. federal income tax regulations differ from U.S. GAAP, distributions in accordance with tax regulations may differ from net investment income and realized gains recognized for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the consolidated financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain or loss are recognized at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for federal income tax purposes. The tax basis components of distributable earnings differ from the amounts reflected in the Consolidated Statement of Assets and Liabilities due to temporary book/tax differences arising primarily from partnerships and passive foreign investment company investments.

EAGLE POINT CREDIT COMPANY INC. & SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

DECEMBER 31, 2018

During the year ended December 31, 2018, a reclassification of $1,394,531 among the components of the Company’s net assets representing repayment to the Company of a portion of management and incentive fees was made between aggregate distributable earnings (losses) and paid-in capital. See Note 4 “Related Party Transactions” for further discussion on the repayment to the Company of a portion of management and incentive fees.

For the tax year ended November 30, 2018, the estimated components of distributable earnings, on a tax basis, were as follows:

For the
tax year ended
November 30, 2018

Undistributed ordinary income	$-
Capital loss carryforward	12,409,818
Unrealized depreciation	(257,597,374)

As of the tax period ended November 30, 2018, the Company has $0 of short-term capital losses and $12,409,818 of long-term capital losses which can be carried forward for an unlimited period.

The tax character of distributions declared and paid on the Company’s common shares and preferred stock for the tax year ended November 30, 2018 were ordinary dividends of $39,143,538 and return of capital of $19,478,443 and for the tax year ended November 30, 2017 were ordinary dividends of $59,679,146 and return of capital of $952,542 and for the tax year ended November 30, 2016 were ordinary dividends of $38,751,382 and for the tax year ended November 30, 2015 were ordinary dividends of $22,391,925 and return of capital of $11,958,421. Tax information for the tax year ended November 30, 2018 is estimated and is not considered final until the Company files its tax return.

As of December 31, 2018, the Company’s tax cost for federal income tax purposes was $713,973,943. Accordingly, accumulated net unrealized depreciation on investments held by the Company was $(257,597,374), consisting of $2,017,845 gross unrealized appreciation and $(259,615,219) gross unrealized depreciation.

Depending on the level of taxable income earned in a tax year, the Company is permitted to carry forward taxable income (including net capital gains, if any) in excess of its current year distributions from the current tax year into the next tax year and pay a nondeductible 4% U.S. federal excise tax on such taxable income, as required.

To the extent that the Company has determined that its estimated current year annual taxable income will be in excess of estimated current year distributions from such income, the Company accrues and pays excise tax on its estimated excess taxable income that has not been distributed. The Company has not accrued U.S. federal excise tax for the year ended December 31, 2018 as common distributions are expected to cover taxable income for the period.

For the year ended December 31, 2018 the Company incurred $110,050 in Delaware franchise tax expense.

On June 28, 2018, the Company received a refund of $216,904 related to previously paid Delaware franchise tax. The refund was recorded as a credit to other expenses on the Consolidated Statement of Operations. Additionally, the Company received a credit of $90,000 towards its annual 2018 Delaware franchise tax liability. The refund and the credit were due to the Company’s overpayment of the Delaware franchise tax in previous years.

Distributions

The composition of distributions paid to common stockholders from net investment income and capital gains are determined in accordance with U.S. federal income tax regulations, which differ from U.S. GAAP. Distributions to common stockholders are comprised of net investment income, realized gains or losses and return of capital for either U.S. federal income tax or U.S. GAAP purposes and are intended to be paid monthly. Distributions paid to

EAGLE POINT CREDIT COMPANY INC. & SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

DECEMBER 31, 2018

common stockholders are recorded as a liability on record date and, unless a common stockholder opts out of the Company’s dividend reinvestment plan (the “DRIP”), are automatically reinvested in full shares of the Company as of the payment date, pursuant to the DRIP. The Company’s common stockholders who opt-out of participation in the DRIP (including those common stockholders whose shares are held through a broker who has opted out of participation in the DRIP) will receive all distributions in cash.

In addition to the regular monthly distributions, and subject to available taxable earnings of the Company, the Company may make periodic special distributions. A special distribution represents the excess of the Company’s net taxable income over the Company’s aggregate monthly distributions paid during the year.

For the year ended December 31, 2018, the Company declared and paid distributions on common stock of $52,348,986 or $2.40 per share.

For the year ended December 31, 2018, the Company declared and paid dividends on the Series A Term Preferred Stock of $3,522,390 or $1.94 per share.

For the year ended December 31, 2018, the Company declared and paid dividends on the Series B Term Preferred Stock of $3,619,086 or $1.94 per share.

The characterization of distributions paid to stockholders, as set forth in the Financial Highlights, reflect estimates made by the Company for U.S. GAAP purposes. Such estimates are subject to be characterized differently for federal income tax purposes at year-end.

3.	INVESTMENTS

Fair Value Measurement

The following tables summarize the valuation of the Company’s investments measured and reported at fair value under the fair value hierarchy levels described in Note 2 “Summary of Significant Accounting Policies” as of December 31, 2018:

Fair Value Measurement

	Level I	Level II	Level III	Total

Assets
CLO Debt	$-	$42,137,841	$-	$42,137,841
CLO Equity	-	-	$364,270,948	$364,270,948
Loan Accumulation Facilities	-	-	$49,967,780	$49,967,780
Total Assets at Fair Value	$-	$42,137,841	$414,238,728	$456,376,569

Liabilities at Fair Value Under the Fair Value Option
6.6875% Unsecured Notes Due 2028	$64,559,657	$-	$-	$64,559,657
Total Liabilities at Fair Value Under the Fair Value Option	$64,559,657	$-	$-	$64,559,657

CLO debt securities have been transferred from Level III to Level II in the fair value hierarchy as of December 31, 2018.

The changes in investments classified as Level III are as follows for the year ended December 31, 2018:

EAGLE POINT CREDIT COMPANY INC. & SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

DECEMBER 31, 2018

Change in Investments Classified as Level III

	CLO Debt	CLO Equity	Loan Accumulation Facilities		Total

Beginning Balance at January 1, 2018	$7,264,995	$447,270,019	$25,373,257		$479,908,271
Purchases of investments	98,521,241	102,651,279 (1)	71,220,000		272,392,520
Proceeds from sales or maturity of investments	(58,812,198)	(101,071,742)	(46,855,264)	(1)	(206,739,204)
Net (amortization) accretion of premiums or discounts on CLO debt securities	78,410	-	-		78,410
Net realized gains (losses) and net change in unrealized appreciation (depreciation)	(4,914,607)	(84,578,608)	229,787		(89,263,428)
Transfers out to Level II	(42,137,841)				(42,137,841)

Balance as of December 31, 2018	-	$364,270,948	$49,967,780		$414,238,728

Change in unrealized appreciation (depreciation) on investments still held as of December 31, 2018	$-	$(91,360,195)	$142,331		$(91,217,864)

(1) Reflects $34,457,136 of proceeds from sales or maturity of investments in loan accumulation facilities transferred to purchases of investments in CLO Equity.

The net realized gains (losses) recorded for Level III investments are reported in the net realized gain (loss) on investments balance in the Consolidated Statement of Operations. Net changes in unrealized appreciation (depreciation) are reported in the net change in unrealized appreciation (depreciation) on investments balance in the Consolidated Statement of Operations.

The change in unrealized depreciation on investments still held as of December 31, 2018 was $(91,217,864).

Valuation of CLO Subordinated and Income Notes

The Adviser gathers price indications from dealers, if available, as part of its valuation process as an input to estimate fair value of each CLO subordinated and income note investment. Dealer price indications are not firm bids and may not be representative of the actual value where trades can be consummated. In addition, the Adviser utilizes a third-party financial model as an input to estimate the fair value of CLO subordinated and income note investments. The model contains detailed information on the characteristics of each CLO, including recent information about assets and liabilities from data sources such as trustee reports, and is used to project future cash flows to the CLO note tranches, as well as management fees.

The following table summarizes the quantitative inputs and assumptions used for investments categorized in Level III of the fair value hierarchy as of December 31, 2018. In addition to the techniques and inputs noted in the table below, the Adviser may use other valuation techniques and methodologies when determining the Company’s fair value measurements as provided for in the valuation policy approved by the Board. The table below is not intended to be all-inclusive, but rather provides information on the significant Level III inputs as they relate to the Company’s fair value measurements as of December 31, 2018.

EAGLE POINT CREDIT COMPANY INC. & SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

DECEMBER 31, 2018

	Quantitative Information about Level III Fair Value Measurements
Assets	Fair Value as of December 31, 2018	Valuation Techniques/Methodologies	Unobservable Inputs	Range / Weighted Average
CLO Equity	$364,270,948	Discounted Cash Flows	Constant Default Rate	0.00% - 2.00%
			Constant Prepayment Rate	25.00%
			Reinvestment Spread	2.75% - 3.90% / 3.38%
			Reinvestment Price	99.50%
			Reinvestment Floor (1)	1.00%
			Recovery Rate	69.05% - 70.00% / 69.84%
			Yield to Maturity	0.00% - 80.76% / 21.35%

(1) Assumed 1% reinvestment floor for 2 years after purchase of asset and 0% thereafter

Increases (decreases) in the constant default rate, reinvestment price and discount rate in isolation would result in a lower (higher) fair value measurement. Increases (decreases) in the reinvestment spread, reinvestment floor and recovery rate in isolation would result in a higher (lower) fair value measurement. Changes in the constant prepayment rate may result in a higher (lower) fair value, depending on the circumstances. Generally, a change in the assumption used for the constant default rate may be accompanied by a directionally opposite change in the assumption used for the constant prepayment rate and recovery rate.

The Adviser categorizes CLO subordinated and income notes as Level III investments. Certain pricing inputs may be unobservable. An active market may exist, but not necessarily for investments the Company holds as of the reporting date. Additionally, unadjusted dealer quotes, when obtained for valuation purposes, are indicative.

Certain of the Company’s Level III investments have been valued using unadjusted inputs that have not been internally developed by the Adviser, including third-party transactions and indicative broker quotations. As a result, fair value assets of $49,967,780 have been excluded from the preceding table.

Valuation of CLO Debt

The Company’s investments in CLO debt have been valued using an independent pricing service. The valuation methodology of the independent pricing service includes incorporating data comprised of observable market transactions, executable bids, broker quotes from dealers with two sided markets, as well as transaction activity from comparable securities to those being valued. As the independent pricing service contemplates real time market data and no unobservable inputs or significant judgement has been used by the Adviser in the valuation of the Company’s investment in CLO debt, such positions are considered Level II assets.

The Adviser has transferred the categorization of CLO debt from Level III investments to Level II investments in the fair value hierarchy due to the fact that pricing for debt instruments has become more observable.

Valuation of Loan Accumulation Facilities

Loan accumulation facilities are typically short- to medium-term in nature and are entered into in contemplation of a specific CLO investment. Unless the loan accumulation facility documents contemplate transferring the underlying loans at a price other than original cost plus accrued interest or the Adviser determines the originally contemplated CLO is unlikely to be consummated, the fair value of the loan accumulation facility is based on the cost of the underlying loans plus accrued interest and realized gains (losses) reported by the trustee. In all other situations, the fair value of the loan accumulation facility is based on the market value of the underlying loans plus accrued interest and realized gains (losses) reported by the trustee.

The Adviser categorizes loan accumulation facilities as Level III investments. There is no active market and prices are unobservable.

EAGLE POINT CREDIT COMPANY INC. & SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

DECEMBER 31, 2018

Valuation of Series 2028 Notes

The Series 2028 Notes are considered Level I securities and are valued at their official closing price, taken from the NYSE.

Investment Risk Factors and Concentration of Investments

Market Risk

Certain events particular to each market in which the Company’s investments conduct operations, as well as general economic and political conditions, may have a significant negative impact on the operations and profitability of the Company’s investments and/or on the fair value of the Company’s investments. Such events are beyond the Company’s control, and the likelihood they may occur and the potential effect on the Company cannot be predicted.

Concentration Risk

The Company is classified as “non-diversified” under the 1940 Act. As a result, the Company can invest a greater portion of its assets in obligations of a single issuer than a “diversified” fund. The Company may therefore be more susceptible than a diversified fund to being adversely affected by any single corporate, economic, political or regulatory occurrence. In particular, because the Company’s portfolio of investments may lack diversification among CLO securities and related investments, the Company is susceptible to a risk of significant loss if one or more of these CLO securities and related investments experience a high level of defaults on the collateral they hold.

Liquidity Risk

The securities issued by CLOs generally offer less liquidity than below investment grade or high-yield corporate debt, and are subject to certain transfer restrictions imposed on certain financial and other eligibility requirements on prospective transferees. Other investments the Company may purchase through privately negotiated transactions may also be illiquid or subject to legal restrictions on their transfer. As a result of this illiquidity, the Company’s ability to sell certain investments quickly, or at all, in response to changes in economic and other conditions and to receive a fair price when selling such investments may be limited, which could prevent the Company from making sales to mitigate losses on such investments. In addition, CLOs are subject to the possibility of liquidation upon an event of default, which could result in full loss of value to the CLO equity and junior debt investors. CLO equity tranches are the most likely tranche to suffer a loss of all of their value in these circumstances.

Risks of Investing in CLOs

The Company’s investments consist in part of CLO securities and the Company may invest in other related structured finance securities. CLOs and structured finance securities are generally backed by an asset or a pool of assets (typically senior secured loans and other credit-related assets in the case of a CLO) which serve as collateral. The Company and other investors in CLO and structured finance securities ultimately bear the credit risk of the underlying collateral. If there are defaults or the relevant collateral otherwise underperforms, scheduled payments to senior tranches of such securities take precedence over those of mezzanine tranches, and scheduled payments to mezzanine tranches take precedence over those to subordinated/equity tranches. Therefore, CLO and other structured finance securities may present risks similar to those of the other types of debt obligations and, in fact, such risks may be of greater significance in the case of CLO and other structured finance securities. In addition to the general risks associated with investing in debt securities, CLO securities carry additional risks, including, but not limited to: (1) the possibility that distributions from collateral assets will not be adequate to make interest or other payments; (2) the quality of the collateral may decline in value or default; (3) the fact that investments in CLO equity and junior debt tranches will likely be subordinate to other senior classes of CLO debt; and (4) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results. Additionally, changes in the collateral held by a CLO may cause payments on the instruments the Company holds to be reduced, either temporarily or permanently. Structured investments, particularly the subordinated interests in which the Company invests, are less liquid than many other types of securities and may be more volatile than the assets underlying the CLOs the Company may target. In

EAGLE POINT CREDIT COMPANY INC. & SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

DECEMBER 31, 2018

addition, CLO and other structured finance securities may be subject to prepayment risk.

Prepayment Risk

Although the Adviser’s valuations and projections take into account certain expected levels of prepayments, the collateral of a CLO may be prepaid more quickly than expected. Prepayment rates are influenced by changes in interest rates and a variety of factors beyond the Company’s control and consequently cannot be accurately predicted. Early prepayments give rise to increased reinvestment risk, as a CLO collateral manager might realize excess cash from prepayments earlier than expected. If a CLO collateral manager is unable to reinvest such cash in a new investment with an expected rate of return at least equal to that of the investment repaid, this may reduce the Company’s net income and the fair value of that asset. In addition, in most CLO transactions, CLO equity investors, such as the Company, are subject to prepayment risk in that the holders of a majority of the equity tranche can direct a call or refinancing of a CLO, which would cause such CLO’s outstanding CLO equity securities to be repaid at par. Such prepayments of CLO equity securities held by the Company can also give rise to reinvestment risk if we are unable to reinvest such cash in a new investment with an expected rate of return at least equal to that of the investment repaid.

Risks of Investing in Loan Accumulation Facilities

The Company invests in loan accumulation facilities, which are short- to medium-term facilities often provided by the bank that will serve as placement agent or arranger on a CLO transaction and which acquire loans on an interim basis which are expected to form part of the portfolio of a future CLO. Investments in loan accumulation facilities have risks similar to those applicable to investments in CLOs. In addition, there typically will be no assurance future CLOs will be consummated or that loans held in such a facility are eligible for purchase by the CLO. Furthermore, the Company likely will have no consent rights in respect of the loans to be acquired in such a facility and in the event the Company does have any consent rights, they will be limited. In the event a planned CLO is not consummated, or the loans are not eligible for purchase by the CLO, the Company may be responsible for either holding or disposing of the loans. This could expose the Company primarily to credit and/or mark-to-market losses, and other risks. Leverage is typically utilized in such a facility and as such the potential risk of loss will be increased for such facilities employing leverage.

Interest Rate Risk

The fair value of certain investments held by the Company may be significantly affected by changes in interest rates. Although senior secured loans are generally floating rate instruments, the Company’s investments in senior secured loans through CLOs are sensitive to interest rate levels and volatility. Although CLOs are generally structured to mitigate the risk of interest rate mismatch, there may be some difference between the timing of interest rate resets on the assets and liabilities of a CLO. Such a mismatch could have a negative effect on the amount of funds distributed to CLO equity investors. In addition, CLOs may not be able to enter into hedge agreements, even if it may otherwise be in the best interests of the CLO to hedge such interest rate risk. Furthermore, in the event of a significant rising interest rate environment and/or economic downturn, loan defaults may increase and result in credit losses which may adversely affect the Company’s cash flow, fair value of its assets and operating results. In the event the Company’s interest expense was to increase relative to income, or sufficient financing became unavailable, return on investments and cash available for distribution would be reduced. In addition, future investments in different types of instruments may carry a greater exposure to interest rate risk.

LIBOR Floor Risk

Because CLOs generally issue debt on a floating rate basis, an increase in LIBOR will increase the financing costs of CLOs. Many of the senior secured loans held by these CLOs have LIBOR floors such that, when LIBOR is below the stated LIBOR floor, the stated LIBOR floor (rather than LIBOR itself) is used to determine the interest payable under the loans. Therefore, if LIBOR increases but stays below the average LIBOR floor rate of the senior secured loans held by a CLO, there would not be a corresponding increase in the investment income of such CLOs. The combination of increased financing costs without a corresponding increase in investment income in such a scenario would result in smaller distributions to equity holders of a CLO. As of the date of the consolidated financial statements, due to recent increases in interest rates, LIBOR has increased above the LIBOR floor set for

EAGLE POINT CREDIT COMPANY INC. & SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

DECEMBER 31, 2018

many senior secured loans and, as such, as of the date of the consolidated financial statements, LIBOR is above the weighted average floor of generally all the senior secured loans held by the CLOs in which the Company invests.

LIBOR Risk

The CLOs in which the Company invests typically obtain financing at a floating rate based on LIBOR. Regulators and law enforcement agencies from a number of governments, including entities in the United States, Japan, Canada and the United Kingdom, have conducted or are conducting civil and criminal investigations into whether the banks that contributed to the British Bankers’ Association, or the “BBA,” in connection with the calculation of daily LIBOR may have been under-reporting or otherwise manipulating or attempting to manipulate LIBOR. Several financial institutions have reached settlements with the Commodity Futures Trading Commission, the U.S. Department of Justice and the United Kingdom Financial Conduct Authority, or “FCA,” in connection with investigations by such authorities into submissions made by such financial institutions to the bodies that set LIBOR and other interbank offered rates. In such settlements, such financial institutions admitted to submitting rates to the BBA that were lower than the actual rates at which such financial institutions could borrow funds from other banks. Additional investigations remain ongoing with respect to other major banks. There can be no assurance that there will not be additional admissions or findings of rate-setting manipulation or that manipulations of LIBOR or other similar interbank offered rates will not be shown to have occurred. On July 9, 2013, it was announced that the NYSE Euronext Rate Administration Limited would take over the administration of LIBOR from the BBA, subject to authorization from the Financial Conduct Authority and following a period of transition. Accordingly, ICE Benchmark Administration Limited (formerly NYSE Euronext Rate Administration Limited) assumed this role on February 1, 2014. Any new administrator of LIBOR may make methodological changes to the way in which LIBOR is calculated or may alter, discontinue, or suspend calculation or dissemination of LIBOR. Any of such actions or other effects from the ongoing investigations could adversely affect the liquidity and value of the Company’s investments. Further, additional admissions or findings of manipulation may decrease the confidence of the market in LIBOR and lead market participants to look for alternative, non-LIBOR based types of financing, such as fixed rate loans or bonds or floating rate loans based on non-LIBOR indices. An increase in alternative types of financing at the expense of LIBOR-based CLOs may impair the liquidity of the Company’s investments. Additionally, it may make it more difficult for CLO issuers to satisfy certain conditions set forth in a CLO’s offering documents.

On July 27, 2017, the FCA announced that it will no longer persuade or compel banks to submit rates for the calculation of LIBOR rates after 2021 (the “FCA Announcement”). The FCA Announcement indicates that the continuation of LIBOR on the current basis (or at all) cannot and will not be guaranteed after 2021 and that planning a transition to alternative reference rates that are based firmly on transactions, such as reformed Sterling Over Night Index Average (“SONIA”) must begin. Furthermore, in the United States, efforts to identify a set of alternative U.S. dollar reference interest rates include proposals by the Alternative Reference Rates Committee (“ARRC”) of the Federal Reserve Board and the Federal Reserve Bank of New York. On June 22, 2017, the ARRC identified the Secured Overnight Financing Rate (“SOFR”), a broad U.S. treasuries repo financing rate to be published by the Federal Reserve Bank of New York, as the rate that, in the consensus view of the ARRC, represented best practice for use in certain new U.S. dollar derivatives and other financial contracts. The first publication of SOFR was released in April 2018. Although there have been a few issuances utilizing SONIA and SOFR, it remains in question whether or not these alternative reference rates will attain market acceptance as replacements for LIBOR.

At this time, it is not possible to predict the effect of the FCA Announcement, the Federal Reserve Board Notice, or other regulatory changes or announcements, any establishment of alternative reference rates or any other reforms to LIBOR that may be enacted in the United Kingdom, the United States or elsewhere. As such, the potential effect of any such event on our net investment income cannot yet be determined. The CLOs in which the Company is invested generally contemplate a scenario where LIBOR is no longer available by requiring the CLO administrator to calculate a replacement rate primarily through dealer polling on the applicable measurement date. However, there is uncertainty regarding the effectiveness of the dealer polling processes, including the willingness of banks to provide such quotations, which could adversely impact our net investment income. In addition, the

EAGLE POINT CREDIT COMPANY INC. & SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

DECEMBER 31, 2018

effect of a phase out of LIBOR on U.S. senior secured loans, the underlying assets of the CLOs in which we invest, is currently unclear. To the extent that any replacement rate utilized for senior secured loans differs from that utilized for a CLO that holds those loans, the CLO would experience an interest rate mismatch between its assets and liabilities which could have an adverse impact on the Company’s net investment income and portfolio returns.

LIBOR Mismatch Risk

Many underlying corporate borrowers can elect to pay interest based on 1-month LIBOR, 3-month LIBOR and/or other rates in respect of the loans held by CLOs in which the Company is invested, in each case plus an applicable spread, whereas CLOs generally pay interest to holders of the CLO’s debt tranches based on 3-month LIBOR plus a spread. If 3-month LIBOR were to exceed 1-month LIBOR by a significant amount, this may result in many underlying corporate borrowers electing to pay interest based on 1-month LIBOR. This mismatch in the rate at which CLOs earn interest and the rate at which they pay interest on their debt tranches negatively impacts the cash flows on a CLO’s equity tranche, which may in turn adversely affect the Company’s cash flows and results of operations. Unless spreads are adjusted to account for such increases, these negative impacts may worsen as the amount by which the 3-month LIBOR exceeds the 1-month LIBOR increases.

Low Interest Rate Environment

As of the date of the consolidated financial statements, despite recent increases in interest rates from near historically low levels, interest rates in the United States remain relatively low, which may increase the Company’s exposure to risks associated with rising interest rates. Moreover, interest rate levels are currently impacted by extraordinary monetary policy initiatives, the effect of which is impossible to predict with certainty. The senior secured loans underlying the CLOs in which the Company invests typically have floating interest rates. A rising interest rate environment may increase loan defaults, resulting in losses for the CLOs in which the Company invests. In addition, increasing interest rates may lead to higher prepayment rates, as corporate borrowers look to avoid escalating interest payments or refinance floating rate loans. Further, a general rise in interest rates will increase the financing costs of the CLOs. However, since many of the senior secured loans within these CLOs have LIBOR floors, if LIBOR is below the average LIBOR floor, there may not be corresponding increases in investment income resulting in smaller distributions to equity investors in these CLOs. Given the structure of the Company’s investment advisory agreement with the Adviser, a general increase in interest rates will likely have the effect of making it easier for the Adviser to meet the quarterly hurdle rate for payment of income incentive fees under the agreement without any additional increase in relative performance on the part of the Adviser.

Leverage Risk

The Company has incurred leverage through the issuances of the Preferred Stock and the Unsecured Notes, and the Company may incur additional leverage, directly or indirectly, through one or more special purpose vehicles, including indebtedness for borrowed money and leverage in the form of derivative transactions, additional shares of preferred stock and other structures and instruments, in significant amounts and on terms the Adviser and the Board deem appropriate, subject to applicable limitations under the 1940 Act. Such leverage may be used for the acquisition and financing of the Company’s investments, to pay fees and expenses and for other purposes. Any such leverage does not include embedded or inherent leverage in CLO structures in which the Company invests or in derivative instruments in which the Company may invest. Accordingly, there may be a layering of leverage in overall structure. The more leverage is employed, the more likely a substantial change will occur in the Company’s net asset value (“NAV”). For instance, any decrease in the Company’s income would cause net income to decline more sharply than it would have had the Company not borrowed. Such a decline could also negatively affect the Company’s ability to make distributions. Leverage is generally considered a speculative investment technique. The Company’s ability to service any debt that it incurs will depend largely on its financial performance and will be subject to prevailing economic conditions and competitive pressures. Accordingly, any event adversely affecting the value of an investment would be magnified to the extent leverage is utilized. In addition, any debt facility into which the Company may enter would likely impose financial and operating covenants that restrict its business activities, including limitations that could hinder the Company’s ability to finance additional loans and investments or make distributions.

EAGLE POINT CREDIT COMPANY INC. & SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

DECEMBER 31, 2018

Highly Subordinated and Leveraged Securities Risk

The Company’s portfolio includes equity and junior debt investments in CLOs, which involve a number of significant risks. CLO equity and junior debt securities are typically very highly leveraged (with CLO equity securities typically being leveraged nine to thirteen times), and therefore the junior debt and equity tranches in which the Company is currently invested are subject to a higher degree of risk of total loss. In particular, investors in CLO securities indirectly bear risks of the collateral held by such CLOs. The Company generally has the right to receive payments only from the CLOs, and generally does not have direct rights against the underlying borrowers or the entity that sponsored the CLO. While the CLOs the Company targets generally enable the investor to acquire interests in a pool of senior secured loans without the expenses associated with directly holding the same investments, the Company generally pays a proportionate share of the CLOs’ administrative, management and other expenses. In addition, the Company may have the option in certain CLOs to contribute additional amounts to the CLO issuer for purposes of acquiring additional assets or curing coverage tests, thereby increasing overall exposure and capital at risk to such CLO. Although it is difficult to predict whether the prices of assets underlying a CLO will rise or fall, these prices (and, therefore, the prices of the CLO securities) will be influenced by the same types of political and economic events that affect issuers of securities and capital markets generally. The interests the Company acquires in CLOs generally are thinly traded or have only a limited trading market. CLO securities are typically privately offered and sold, even in the secondary market. As a result, investments in CLO securities are illiquid securities.

Credit Risk

If a CLO in which the Company invests, an underlying asset of any such CLO or any other type of credit investment in the Company’s portfolio declines in price or fails to pay interest or principal when due because the issuer or debtor, as the case may be, experiences a decline in its financial status either or both the Company’s income and NAV may be adversely impacted. Non-payment would result in a reduction of the Company’s income, a reduction in the value of the applicable CLO security or other credit investment experiencing non-payment and, potentially, a decrease in the Company’s NAV. With respect to investments in CLO securities and credit investments that are secured, there can be no assurance that any liquidation of collateral would satisfy the issuer’s obligation in the event of non-payment for scheduled dividends, interest or principal. Also, there can be no assurance that any such collateral could be readily liquidated. In the event of bankruptcy of an issuer, the Company could experience delays or limitations with respect to its ability to realize the benefits of any collateral securing a CLO security or credit investment. To the extent the credit rating assigned to a security in the Company’s portfolio is downgraded, the market price and liquidity of such security may be adversely affected. In addition, if a CLO triggers an event of default as a result of failing to make payments when due or for other reasons, the CLO would be subject to the possibility of liquidation, which could result in full loss of value to the CLO equity and junior debt investors. CLO equity tranches are the most likely tranche to suffer a loss of all of their value in these circumstances.

4.	RELATED PARTY TRANSACTIONS

Investment Adviser

On June 6, 2014, the Company entered into an investment advisory agreement with the Adviser, which was amended and restated on May 16, 2017 (the “Advisory Agreement”). Pursuant to the terms of the Advisory Agreement, the Company pays the Adviser a management fee and an incentive fee for its services.

The management fee is calculated and payable quarterly, in arrears, at an annual rate equal to 1.75% of the Company’s “total equity base.” “Total equity base” means the net asset value attributable to the common stock and the paid-in, or stated, capital of the Preferred Stock. The management fee is calculated based on the “total equity base” at the end of the most recently completed calendar quarter end, and, with respect to any common stock or preferred stock issued or repurchased during such quarter, is adjusted to reflect the number of days during such quarter that such common stock and/or preferred stock, if any, was outstanding. The management fee for any partial quarter is pro-rated (based on the number of days actually elapsed at the end of such partial quarter relative to the total number of days in such calendar quarter). The Company was charged management fees of $7,583,462 for the year ended December 31, 2018, $1,674,803 of which was payable as of December 31, 2018.

EAGLE POINT CREDIT COMPANY INC. & SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

DECEMBER 31, 2018

The incentive fee is calculated and payable quarterly, in arrears, based on the pre-incentive fee net investment income (the “PNII”) of the Company for the immediately preceding calendar quarter. For this purpose, PNII means interest income, dividend income and any other income (including any other fees, such as commitment, origination, structuring, diligence and consulting fees or other fees the Company receives from an investment) accrued during the calendar quarter, minus the Company’s operating expenses for the quarter (including the base management fee, expenses payable under the Administration Agreement (as defined below) and any interest expense and distributions paid on any issued and outstanding preferred stock or debt, but excluding the incentive fee). PNII includes, in the case of investments with a deferred interest feature (such as original issue discount, debt instruments with payment in-kind interest and zero coupon securities), accrued income that the Company has not yet received in cash. PNII does not include any realized or unrealized capital gains or realized or unrealized capital losses. The portion of incentive fee that is attributable to deferred interest (such as payment-in-kind interest or original issue discount) will be paid to the Adviser, without interest, only if and to the extent the Company actually receives such deferred interest in cash, and any accrual thereof will be reversed if and to the extent such interest is reversed in connection with any write-off or similar treatment of the investment giving rise to any deferred interest accrual.

PNII, expressed as a rate of return on the value of the Company’s net assets at the end of the immediately preceding calendar quarter, is compared to a hurdle rate of 2.00% per quarter. The Company pays the Adviser an incentive fee with respect to the Company’s PNII in each calendar quarter as follows: (1) no incentive fee in any calendar quarter in which the Company’s PNII does not exceed the hurdle rate of 2.00%; (2) 100% of the Company’s PNII with respect to that portion of such PNII, if any, exceeding the hurdle rate but equal to or less than 2.50% in any calendar quarter; and (3) 20% of the amount of the Company’s PNII, if any, exceeding 2.50% in any calendar quarter. The Company incurred incentive fees of $7,357,640 for the year ended December 31, 2018, $2,918,780 of which was payable as of December 31, 2018. For the year ended December 31, 2018, the Adviser has voluntarily waived a portion of the incentive fee in the amount of $323,607.

For the year ended December 31, 2018, following a routine examination of the Adviser by the SEC staff, the Adviser made a repayment to the Company of a portion of the management and incentive fees paid by the Company to the Adviser for its services, and interest on such amounts, for the period from May 5, 2015 through June 30, 2018 by paying the Company $26,520 on June 13, 2018 and $1,368,011 on July 27, 2018 for a total of $1,394,531. The repayment of $1,394,531was reflected as a paid-in capital contribution for the year ended December 31, 2018. Additionally, the incentive fee payable to the Adviser for the year ended December 31, 2018 was partially reduced by $564,242 which would have otherwise been recognized through December 31, 2018.

Administrator

Effective June 6, 2014, the Company entered into an administration agreement (the “Administration Agreement”) with the Administrator, an affiliate of the Adviser. Pursuant to the Administration Agreement, the Administrator performs, or arranges for the performance of, the Company’s required administrative services, which include being responsible for the financial records which the Company is required to maintain and preparing reports which are disseminated to the Company’s stockholders. In addition, the Administrator provides the Company with accounting services, assists the Company in determining and publishing its net asset value, oversees the preparation and filing of the Company’s tax returns, monitors the Company’s compliance with tax laws and regulations, and prepares and assists the Company with any audits by an independent public accounting firm of the consolidated financial statements. The Administrator is also responsible for printing and disseminating reports to the Company’s stockholders and maintaining the Company’s website, providing support to investor relations, generally overseeing the payment of the Company’s expenses and the performance of administrative and professional services rendered to the Company by others, and providing such other administrative services as the Company may from time to time designate.

Payments under the Administration Agreement are equal to an amount based upon the Company’s allocable portion of the Administrator’s overhead in performing its obligations under the Administration Agreement, including rent, the fees and expenses associated with performing compliance functions and the Company’s

EAGLE POINT CREDIT COMPANY INC. & SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

DECEMBER 31, 2018

allocable portion of the compensation of the Company’s chief compliance officer, chief financial officer, chief operating officer and the Company’s allocable portion of the compensation of any related support staff.  The Company’s allocable portion of such compensation is based on an allocation of the time spent on the Company relative to other matters. To the extent the Administrator outsources any of its functions, the Company pays the fees on a direct basis, without profit to the Administrator. Certain accounting and other administrative services have been delegated by the Administrator to SS&C Technologies, Inc. (“SS&C”). The Administration Agreement may be terminated by the Company without penalty upon not less than sixty days’ written notice to the Administrator and by the Administrator upon not less than ninety days’ written notice to the Company. The Administration Agreement is approved by the Board, including by a majority of the Company’s independent directors, on an annual basis.

For the year ended December 31, 2018, the Company was charged a total of $1,049,217 in administration fees consisting of $801,135 and $248,082, relating to services provided by the Administrator and SS&C, respectively, which are included in the Consolidated Statement of Operations and, of which $250,568 was payable as of December 31, 2018.

Affiliated Ownership

As of December 31, 2018, the Adviser and senior investment team held an aggregate of 6.8% of the Company’s common stock, 0.5% of the Series A Term Preferred Stock and 0.01% of the Series A Term Preferred Stock. This represented 5.9% of the total outstanding voting stock of the Company as of December 31, 2018. Additionally, certain officers of the Company hold 0.2% of the Series 2028 Notes as of December 31, 2018. Officers of the Company did not hold any of the Series 2027 Notes as of December 31, 2018.

Exemptive Relief

On March 17, 2015, the SEC issued an order granting the Company exemptive relief to co-invest in certain negotiated investments with affiliated investment funds managed by the Adviser, subject to certain conditions.

5.	COMMON STOCK

As of December 31, 2017, there were 100,000,000 shares of common stock authorized, of which 18,798,815 shares were issued and outstanding.

On January 22, 2018, the Company closed a follow-on, underwritten, public offering of 1,950,000 shares of its common stock at $18.25 per share, resulting in net proceeds to the Company of approximately $33.7 million after payment of underwriting discounts and commissions, structuring fees and offering expenses. In addition, the underwriters fully exercised the overallotment option granted to them in connection with the offering, and purchased an additional 292,500 shares of the Company’s common stock, resulting in additional net proceeds to the Company of approximately $5.1 million after payment of underwriting discounts and commissions, and structuring fees.

Underwriting discounts and commissions, structuring fees and offering expenses associated with the Company’s issuances of its common stock were borne by all common stockholders of the Company as a charge to stockholders’ equity.

On July 14, 2017, the Company launched an “at-the-market” offering to sell up to $50,000,000 aggregate amount of its common stock, pursuant to a prospectus supplement filed with the SEC on June 29, 2017 and additional supplements thereafter.

On November 30, 2018, the Company launched a new “at-the-market” offering to sell up to $100,000,000 aggregate amount of its common stock, pursuant to a prospectus supplement filed with the SEC on November 30, 2018.

EAGLE POINT CREDIT COMPANY INC. & SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

DECEMBER 31, 2018

For the year ended December 31, 2018, the Company sold 2,099,400 shares of its common stock, pursuant to the “at-the-market” offerings for total net proceeds to the Company of approximately $37.1 million, after payment of underwriting discounts and commissions of approximately $0.8 million and offering expenses of approximately $0.1 million.

For the year ended December 31, 2018, 12,604 shares of common stock were issued in connection with the DRIP for total net proceeds to the Company of approximately $0.2 million.

As of December 31, 2018, there were 100,000,000 shares of common stock authorized, of which 23,153,319 shares were issued and outstanding.

6.	MANDATORILY REDEEMABLE PREFERRED STOCK

As of December 31, 2017, there were 20,000,000 shares of preferred stock authorized, par value $0.001 per share, of which 1,818,000 shares of Series A Term Preferred Stock were issued and outstanding, and 1,867,584 shares of Series B Term Preferred Stock were issued and outstanding.

On November 30, 2018 the Company launched a new “at-the-market” offering to sell up to 1,000,000 shares of Series B Term Preferred Stock with an aggregate liquidation preference of $25,000,000, pursuant to a prospectus supplement filed with the SEC on November 30, 2018.

For the year ended December 31, 2018, the Company sold 17,142 shares of its Series B Term Preferred Stock, pursuant to the “at-the-market” offering for total net proceeds to the Company of approximately $0.4 million, after payment of underwriting discounts and commissions.

The Company is required to redeem all outstanding shares of the Series A Term Preferred Stock on June 30, 2022, at a redemption price of $25 per share (the “Series A Liquidation Preference”), plus accumulated but unpaid dividends, if any. At any time after June 29, 2018, the Company may, at its sole option, redeem the outstanding shares of the Series A Term Preferred Stock.

The Company is required to redeem all outstanding shares of the Series B Term Preferred Stock on October 30, 2026, at a redemption price of $25 per share (the “Series B Liquidation Preference”), plus accumulated but unpaid dividends, if any. At any time after October 29, 2021, the Company may, at its sole option, redeem the outstanding shares of the Series B Term Preferred Stock.

Except where otherwise stated in the 1940 Act or the Company’s certification of incorporation, each holder of Preferred Stock will be entitled to one vote for each share of preferred stock held on each matter submitted to a vote of the Company’s stockholders. The Company’s preferred stockholders and common stockholders will vote together as a single class on all matters submitted to the Company’s stockholders. Additionally, the Company’s preferred stockholders will have the right to elect two Preferred Directors at all times, while the Company’s preferred stockholders and common stockholders, voting together as a single class, will elect the remaining members of the Board.

As of December 31, 2018 there were 20,000,000 shares of preferred stock authorized, par value $0.001 per share, of which 1,818,000 shares of Series A Term Preferred Stock were issued and outstanding, and 1,884,726 shares of Series B Term Preferred Stock were issued and outstanding.

See Note 8 “Asset Coverage” for further discussion on the Company’s calculation of asset coverage with respect to its Preferred Stock.

EAGLE POINT CREDIT COMPANY INC. & SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

DECEMBER 31, 2018

7.	UNSECURED NOTES

As of December 31, 2017, there was $59,998,750 in aggregate principal amount of Series 2020 Notes and 31,625,000 in aggregate principal amount of Series 2027 Notes issued and outstanding.

The Series 2027 Notes were issued in minimum denominations of $25 and integral multiples of $25 in excess thereof.

The Series 2027 Notes will mature on September 30, 2027 and 100% of the aggregate principal amount will be paid at maturity. The Company may redeem the Series 2027 Notes in whole or in part at any time or from time to time at the Company’s option, on or after September 30, 2020.

On April 24, 2018, the Company closed an underwritten public offering of $66.0 million in aggregate principal amount of its Series 2028 Notes (including $6.0 million in aggregate principal amount of the Series 2028 Notes issued pursuant to the underwriters’ partial exercise of their overallotment option granted to them in connection with the offering), resulting in net proceeds to the Company of approximately $63.7 million after payment of underwriting discounts, commissions and estimated offering expenses.

Subsequently, on May 15, 2018, the underwriters purchased an additional $1.3 million in aggregate principal amount of the Series 2028 Notes pursuant to the underwriters’ overallotment option, which resulted in additional net proceeds to the Company of approximately $1.2 million after payment of underwriting discounts.

The Series 2028 Notes were issued in minimum denominations of $25 and integral multiples of $25 in excess thereof.

The Series 2028 Notes will mature on April 30, 2028 and 100% of the aggregate principal amount will be paid at maturity. The Company may redeem the Series 2028 Notes in whole or in part at any time or from time to time at the Company’s option, on or after April 30, 2021.

The Company has accounted for its Series 2028 Notes utilizing the FVO under ASC 825.  Accordingly, the Series 2028 Notes are measured at fair value under the FVO. For the year ended December 31, 2018 there were issuance costs in the aggregate amount of $2,384,731, which consisted of $2,102,427 of underwriting commissions, $268,738 of professional fees and $13,566 of other expenses. The issuance costs were recognized in earnings for the year ended December 31, 2018, the period in which such costs were incurred.

The estimated change in fair value of the Series 2028 Notes attributable to market risk is $1,250,940, which is recorded as unrealized appreciation on liabilities at fair value under the fair value option on the Consolidated Statement of Operations.

The estimated change in fair value of the Series 2028 Notes attributable to instrument-specific credit risk is $1,467,079 which is recorded in other comprehensive income on the Consolidated Statement of Comprehensive Income. The Company defines the change in fair value attributable to instrument-specific credit risk as the excess of the total change in fair value over the change in fair value attributable to changes in a base market rate, such as the 10-Year Markit CDX North America Investment Grade Index.

On May 24, 2018, the Company redeemed the total aggregate principal amount of $59,998,750 related to the issued and outstanding Series 2020 Notes at a redemption price of $25 per Series 2020 Note plus accrued and unpaid interest through May 23, 2018. Upon redemption of the Series 2020 Notes, the Company accelerated $1,539,914 of unamortized deferred issuance costs into net realized loss on extinguishment of debt in the Consolidated Statement of Operations.

As of December 31, 2018, there was $31,625,000 in aggregate principal amount of Series 2027 Notes and $67,277,675 in aggregate principal amount of Series 2028 Notes issued and outstanding.

EAGLE POINT CREDIT COMPANY INC. & SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

DECEMBER 31, 2018

See Note 8 “Asset Coverage” for further discussion on the Company’s calculation of asset coverage with respect to its Unsecured Notes.

8.	ASSET COVERAGE

Under the provisions of the 1940 Act, the Company is permitted to issue senior securities, including debt securities and preferred stock, and borrow from banks or other financial institutions, provided that the Company satisfies certain asset coverage requirements.

With respect to senior securities that are stocks, such as the Preferred Stock, the Company is required to have asset coverage of at least 200%, as measured at the time of the issuance of any such senior securities that are stocks and calculated as the ratio of the Company’s total consolidated assets, less all liabilities and indebtedness not represented by senior securities, over the aggregate amount of the Company’s outstanding senior securities representing indebtedness plus the aggregate liquidation preference of any outstanding shares of senior securities that are stocks.

With respect to senior securities representing indebtedness, such as the Unsecured Notes or any bank borrowings (other than temporary borrowings as defined under the 1940 Act), the Company is required to have asset coverage of at least 300%, as measured at the time of borrowing and calculated as the ratio of the Company’s total consolidated assets, less all liabilities and indebtedness not represented by senior securities, over the aggregate amount of the Company’s outstanding senior securities representing indebtedness.

If the Company’s asset coverage declines below 300% (or 200%, as applicable), the Company would be prohibited under the 1940 Act from incurring additional debt or issuing additional preferred stock and from making certain distributions to its stockholders. In addition, the terms of the Preferred Stock and the Unsecured Notes require the Company to redeem shares of the Preferred Stock and/or a certain principal amount of the Unsecured Notes, if such failure to maintain the applicable asset coverage is not cured by a certain date.

The following table summarizes the Company’s asset coverage with respect to its Preferred Stock and Unsecured Notes, as of December 31, 2018, and as of December 31, 2017:

Asset Coverage of Preferred Stock and Debt Securities

	As of	As of
	December 31, 2018	December 31, 2017

Total assets	$476,714,466	$512,965,237
Less liabilities and indebtedness not represented by senior securities	(5,321,574)	(20,736,503)
Net total assets and liabilities	471,392,892	492,228,734

Preferred Stock	92,568,150	92,139,600
Unsecured Notes	98,902,675	91,623,750
	191,470,825	183,763,350

Asset coverage of preferred stock (1)	246%	268%
Asset coverage of debt securities (2)	477%	537%

(1)	The asset coverage of preferred stock is calculated in accordance with section 18(h) of the 1940 Act, as generally described above.
(2)	The asset coverage ratio of debt securities is calculated in accordance with section 18(h) of the 1940 Act, as generally described above.

Information about the Company’s senior securities shown in the following table has been derived from the Company’s consolidated financial statements as of and for the dates noted. The Company had no senior securities outstanding as of December 31, 2014.

EAGLE POINT CREDIT COMPANY INC. & SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

DECEMBER 31, 2018

Class	Total Amount Outstanding Exclusive of Treasury Securities	Asset Coverage Per Unit (1)	Involuntary Liquidating Preference Per Unit (2)	Average Market Value Per Unit (3)

For the year ended December 31, 2018
Preferred Stock	$92,568,150	$61.55	$25	$25.78
Unsecured Notes	$98,902,675	$4,766.23	N/A	$25.08

For the year ended December 31, 2017
Preferred Stock	$92,139,600	$66.97	$25	$25.75
Unsecured Notes	$91,623,750	$5,372.28	N/A	$25.96

For the year ended December 31, 2016
Preferred Stock	$91,450,000	$71.53	$25	$25.41
Series 2020 Notes	$59,998,750	$7,221.89	N/A	$25.29

For the year ended December 31, 2015
Series A Term Preferred Stock	$45,450,000	$91.16	$25	$25.43
Series 2020 Notes	$25,000,000	$10,275.46	N/A	$24.52

(1)	The asset coverage per unit figure is the ratio of the Company's total consolidated assets, less all liabilities and indebtedness not represented by senior securities, to the aggregate dollar amount of outstanding applicable senior securities, as calculated separately for each of the Preferred Stock (prior to 2016, the Series A Term Preferred Stock only) and the Unsecured Notes in accordance with section 18(h) of the 1940 Act. With respect to the Preferred Stock, the asset coverage per unit figure is expressed in terms of dollar amounts per share of outstanding preferred stock (based on a per share liquidation preference of $25.) With respect to the Unsecured Notes, the asset coverage per unit figure is expressed in terms of dollar amounts per $1,000 principal amount of such notes.
(2)	The involuntary liquidating preference per unit is the amount to which a share of Preferred Stock would be entitled in preference to any security junior to it upon our involuntary liquidation.
(3)	The average market value per unit is calculated by taking the average of the closing price of each of (a) a share of the Preferred Stock (NYSE: ECCA, ECCB) (prior to 2016, the Series A Term Preferred Stock only) and (b) $25 principal amount of the Unsecured Notes (NYSE: ECCX, ECCY, ECCZ) for each day during the year ended December 31, 2018 (ECCX new issuance included as of April 30, 2018; ECCZ included through date of full redemption on May 22, 2018) and for the years ended December 31, 2017, December 31, 2016 and December 31, 2015, for which the applicable security was listed on the NYSE.

9.	COMMITMENTS AND CONTINGENCIES

The Company is not currently subject to any material legal proceedings. From time to time, the Company may be a party to certain legal proceedings in the ordinary course of business, including proceedings relating to the enforcement of the Company’s rights under contracts. While the outcome of these legal proceedings cannot be predicted with certainty, the Company does not expect these proceedings will have a material effect upon its financial condition or results of operations.

As of December 31, 2018, the Company had no unfunded commitments.

10.	INDEMNIFICATIONS

Under the Company’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Company. In addition, during the normal course of business, the Company enters into contracts containing a variety of representations which provide general indemnifications. The Company’s maximum exposure under these agreements cannot be known; however, the Company expects any risk of loss to be remote.

11.	RECENT ACCOUNTING AND TAX PRONOUNCEMENTS

In August 2018, the SEC adopted amendments to Regulation S-X to update and simplify the disclosure requirements for registered investment companies by eliminating requirements that are redundant or duplicative of US GAAP requirements or other SEC disclosure requirements. The new amendments require the presentation of the total, rather than the components, of distributable earnings on the Consolidated Statement of Assets and Liabilities and the total, rather than the components, of common stock distributions from net investment income and common stock distributions from net realized gains on the Consolidated Statements of Changes in Net

EAGLE POINT CREDIT COMPANY INC. & SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

DECEMBER 31, 2018

Assets. The amendments also removed the requirement for the parenthetical disclosure of undistributed net investment income on the Consolidated Statement of Changes in Net Assets. All changes have been reflected in the Company's financial statements.

In August 2018, FASB issued Accounting Standards Update No. 2018-13 (“ASU 2018-13”) related to FASB ASC Topic 820 Fair Value Measurement and Disclosures– Changes to the Disclosure Requirements for Fair Value Measurement. ASU 2018-13 eliminates, amends, and adds to the fair value measurement disclosure requirements of ASC Topic 820.  The amendments are designed to provide more decision useful information to financial statement users. ASU 2018-13 is effective for interim and annual reporting periods beginning after December 15, 2019. The Company is currently evaluating the impact, if any, of applying this provision.

12.	SUBSEQUENT EVENTS

On January 2, 2019, the Company declared three separate distributions of $0.20 per share on its common stock. The first distribution of $4,630,664 or $0.20 per share was paid on January 31, 2019 to holders of record as of January 14, 2019. The additional distributions are payable on each of February 28, 2019 and March 29, 2019 to holders of record as of February 12, 2019 and March 12, 2019, respectively.

On January 2, 2019, the Company declared three separate distributions of $0.161459 per share on its Series A Term Preferred Stock and three separate distributions of $0.161459 per share on its Series B Term Preferred Stock. The first distributions were paid on January 31, 2019 to holders of record as of January 14, 2019. The additional distributions are payable on each of February 28, 2019 and March 29, 2019 to holders of record as of February 12, 2019 and March 12, 2019, respectively.

Management of the Company has evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date of release of this report. Management has determined there are no events in addition to those described above which would require adjustment to or disclosure in the consolidated financial statements and related notes through the date of release of this report.

EAGLE POINT CREDIT COMPANY INC. & SUBSIDIARIES

FINANCIAL HIGHLIGHTS

	For the	For the	For the	For the	For the period from
	year ended	year ended	year ended	year ended	October 6, 2014
Per Share Data	December 31, 2018	December 31, 2017	December 31, 2016	December 31, 2015	to December 31, 2014

Net asset value at beginning of period	$16.77	$17.48	$13.72	$19.08	$20.00

Offering costs associated with the Company's initial public offering	-	-	-	-	(0.07)

Net asset value at beginning of period net of offering costs	16.77	17.48	13.72	19.08	19.93

Net investment income (1)(2)	1.59	1.88	2.14	1.89	0.32

Net realized gain (loss) and change in unrealized appreciation (depreciation) on investments (2)(3)	(3.92)	(0.12)	3.88	(4.85)	(0.62)

Net change in unrealized appreciation (depreciation) on liabilities at fair value under the fair value option (2)	0.06	-	-	-	-

Net income (loss) and net increase (decrease) in net assets resulting from operations (2)	(2.27)	1.76	6.02	(2.96)	(0.30)

Common stock distributions from net investment income (4)(5)	(1.51)	(2.60)	(2.40)	(1.53)	(0.55)

Common stock distributions from net realized gains on investments (4)(6)	-	-	-	-	-

Common stock distributions from tax return of capital (4)(7)	(0.89)	(0.05)	-	(0.87)	-

Total common stock distributions declared to stockholders (4)	(2.40)	(2.65)	(2.40)	(2.40)	(0.55)

Common stock distributions based on weighted average shares impact	0.01	-	-	-	-

Total common stock distributions	(2.39)	-	-	-	-

Effect of other comprehensive income (2)(13)	0.06	-	-	-	-

Effect of paid-in capital contribution (2)	0.06	-	-	-	-

Effect of shares issued (8)(14)	0.29	0.27	0.18	-	-

Effect of underwriting discounts, commissions and offering expenses associated with shares issued (8)(14)	(0.12)	(0.11)	(0.04)	-	-

Effect of shares issued in accordance with the Company's dividend reinvestment plan	-	0.02	-	-	-

Net effect of shares issued	0.17	0.18	0.14	-	-

Net asset value at end of period	$12.40	$16.77	$17.48	$13.72	$19.08

Per share market value at beginning of period	$18.81	$16.71	$16.43	$20.10	$19.93

Per share market value at end of period	$14.21	$18.81	$16.71	$16.43	$20.10

Total return (9)	-13.33%	29.45%	17.42%	-8.12%	0.85%

Shares of common stock outstanding at end of period	23,153,319	18,798,815	16,474,879	13,820,110	13,811,358

Ratios and Supplemental Data:

Net asset value at end of period	$287,127,842	$315,256,439	$288,047,335	$189,607,085	$263,560,460
Ratio of expenses to average net assets (10)(11)	9.85%	10.43%	10.69%	6.73%	2.13%
Ratio of net investment income to average net assets (10)(11)	9.76%	10.77%	13.72%	10.78%	6.84%
Portfolio turnover rate (12)	40.91%	41.16%	55.32%	39.07%	37.11%
Asset coverage of preferred stock	246%	268%	286%	365%	N/A
Asset coverage of debt securities	477%	537%	722%	1028%	N/A

See accompanying footnotes to the financial highlights on the following page.

EAGLE POINT CREDIT COMPANY INC. & SUBSIDIARIES

FINANCIAL HIGHLIGHTS

Footnotes to the Financial Highlights:

(1)	Per share distributions paid to preferred stockholders and the aggregate amount of amortized deferred issuance costs associated with the Preferred Stock are reflected in net investment income, and totaled ($0.33) and ($0.02) per share of common stock, respectively, for the year ended December 31, 2018, ($0.40) and ($0.02) per share of common stock, respectively, for the year ended December 31, 2017, ($0.28) and ($0.02) per share of common stock, respectively, for the year ended December 31, 2016 and ($0.16) and ($0.01) per share of common stock, respectively, for the year ended December 31, 2015.
(2)	Per share amounts are based on weighted average of shares of common stock outstanding for the period.
(3)	Net realized gain (loss) and change in unrealized appreciation (depreciation) on investments includes a rounding adjustment to reconcile to the change in net asset value at the end of the period.
(4)	The information provided is based on estimates available at each respective fiscal year end. The final tax components of the Company’s earnings cannot be determined until tax returns are filed after the end of the fiscal year and may vary from these estimates.
(5)	Common stock distributions from net investment income were previously reported on a U.S. GAAP basis for the years ended December 31, 2017, December 31, 2016, December 31, 2015 and for the period from October 6, 2014 to December 31, 2014 as ($1.88), ($2.08), ($1.89) and ($0.31) per share of common stock outstanding as of record date, respectively.
(6)	Common stock distributions from net realized gains on investments were previously reported on a U.S. GAAP basis for the years ended December 31, 2017, December 31, 2016, December 31, 2015 and for the period from October 6, 2014 to December 31, 2014 as ($0.19), ($0.12), ($0.02) and ($0.00) per share of common stock outstanding as of record date, respectively.
(7)	Common stock distributions from return of capital were previously reported on a U.S. GAAP basis for the years ended December 31, 2017, December 31, 2016, December 31, 2015 and for the period from October 6, 2014 to December 31, 2014 as ($0.58), ($0.20), ($0.49) and ($0.24) per share of common stock outstanding as of record date, respectively.
(8)	Represents the effect per share of the Company’s ATM offerings as well as the Company’s follow-on offerings. Effect of shares issued reflect the excess of offering price over management’s estimated NAV per share at the time of each respective offering.
(9)	Total return based on market value is calculated assuming shares of the Company’s common stock were purchased at the market price as of the beginning of the period, and distributions paid to common stockholders during the period were reinvested at prices obtained by the Company’s dividend reinvestment plan, and the total number of shares were sold at the closing market price per share on the last day of the period. Total return does not reflect any sales load. Total return for the period from October 6, 2014 to December 31, 2014 is not annualized.
(10)	Ratios for the period from October 6, 2014 to December 31, 2014 are annualized. Ratios include distributions paid to preferred stockholders. Additionally, ratios for the year ended December 31, 2018 include the portion of incentive fee voluntarily waived by the Adviser of 0.09% of average net assets.
(11)	Ratios for the year ended December 31, 2018 include interest expense on the Preferred Stock and the Unsecured Notes of 4.16% of average net assets. Ratios for the year ended December 31, 2017 include interest expense on the Preferred Stock and the Unsecured Notes of 4.20% of average net assets. Ratios for the year ended December 31, 2016 include interest expense on the Preferred Stock and the Series 2020 Notes of 3.47% of average net assets, as well as excise taxes of 0.26% of average net assets. Ratios for the year ended December 31, 2015 include interest expense on the Series A Term Preferred Stock and the Series 2020 Notes of 1.04% of average net assets.
(12)	The portfolio turnover rate is calculated as the total of investment sales executed during the period, divided by the average fair value of investments for the same period.
(13)	Effect of other comprehensive income is related to income deemed attributable to instrument specific credit risk derived from changes in fair value associated with liabilities valued under the fair value option (ASC 825.)
(14)	As of December 31, 2018, the caption has been updated to clarify the line item description. No prior period numbers have been changed.

EAGLE POINT CREDIT COMPANY INC. & SUBSIDIARIES

FINANCIAL HIGHLIGHTS

Financial highlights for the period from June 6, 2014 (Commencement of Operations) to October 5, 2014 for the Sole Member are as follows:

Per Unit Data	For the period from June 6, 2014 (Commencement of Operations) to October 5, 2014

Net asset value at beginning of period	$62.12
Net investment income	3.10
Net realized and unrealized capital gain (loss) on investments	0.56
Total from investment operations	3.66
Adjustment for additional cash contributions	3.56
Net asset value at end of period	$69.34
Total return (1)	5.89%

Ratios and Supplemental Data:
Net asset value at end of period	$173,338,066
Ratio of total expenses to average net assets (1)	0.00%
Ratio of net investment income to average net assets (1)	4.74%
Portfolio turnover rate (2)	52.07%

(1)	Total return and ratios for the period from June 6, 2014 (Commencement of Operations) to October 5, 2014 are not annualized.
(2)	The portfolio turnover rate is calculated as the total of investment sales executed during the period from June 6, 2014 (Commencement of Operations) to October 5, 2014, divided by the average fair value of investments for the same period.

Note: The above Financial Highlights for the period from June 6, 2014 (Commencement of Operations) to October 5, 2014 for the Sole Member represents the period when the Company was initially organized as a Delaware limited liability company and a wholly-owned subsidiary of Eagle Point Credit Partners Sub Ltd.

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KPMG LLP 345 Park Avenue New York, NY 10154-0102

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors

Eagle Point Credit Company Inc.

Opinion on the Consolidated Financial Statements

We have audited the accompanying consolidated statement of assets and liabilities of Eagle Point Credit Company Inc. & Subsidiaries (the Company), including the consolidated schedule of investments, as of December 31, 2018, the related consolidated statement of operations, comprehensive income and cash flows for the year then ended, the consolidated statements of changes in net assets for each of the years in the two-year period then ended, and the related consolidated notes (collectively, the financial statements) and the financial highlights for each of the years in the four-year period then ended, the period from October 6, 2014 to December 31, 2014 and the period from June 6, 2014 (commencement of operations) to October 5, 2014. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Company as of December 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the four-year period then ended, the period from October 6, 2014 to December 31, 2014 and the period from June 6, 2014 (commencement of operations) to October 5, 2014, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These consolidated financial statements and financial highlights are the responsibility of the Company’s management. Our responsibility is to express an opinion on these consolidated financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the consolidated financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the consolidated financial statements and financial highlights. Such procedures also included confirmation of securities owned as of December 31, 2018, by correspondence with custodians and brokers. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the consolidated financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Eagle Point Investment Credit Management advised companies since 2014.

New York, New York

February 20, 2019

KPMG LLP is a Delaware limited liability partnership and the U.S. member firm of the KPMG network of independent member firms affiliated with
KPMG International Cooperative (“KPMG International”), a Swiss entity.

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Dividend  Reinvestment Plan

The Company has established an automatic dividend reinvestment plan (“DRIP”). Each record holder of at least one full share of our common stock will be automatically enrolled in the DRIP. Under the DRIP, distributions on shares of the Company’s common stock are automatically reinvested in additional shares of the Company’s common stock by American Stock Transfer and Trust Company, LLC (the “DRIP Agent”) unless a stockholder “opts-out” of the DRIP. Holders of the Company’s common stock who receive distributions in the form of additional shares of the Company’s common stock are nonetheless required to pay applicable federal, state or local taxes on the reinvested distribution but will not receive a corresponding cash distribution with which to pay any applicable tax. Holders of shares of the Company’s common stock who opt-out of participation in the DRIP (including those holders whose shares are held through a broker or other nominee who has opted out of participation in the DRIP) will receive all distributions in cash. Reinvested distributions increase the Company’s stockholders’ equity on which a management fee is payable to the Adviser.

If the Company declares a distribution payable in cash, the Company will issue shares of common stock to participants at a value equal to 95% of the market price per share of common stock at the close of regular trading on the payment date for such distribution unless the DRIP Agent otherwise purchases shares in the open market, as described below. The number of additional shares of common stock to be credited to each participant’s account will be determined by dividing the dollar amount of the distribution by 95% of the market price. However, the Company reserves the right to purchase shares in the open market in connection with its implementation of the DRIP. If we declare a distribution to holders of our common stock, the DRIP Agent may be instructed not to credit accounts with newly issued shares and instead to buy shares in the open market if (i) the price at which newly issued shares are to be credited does not exceed 110% of the last determined NAV of the shares; or (ii) the Company has advised the DRIP Agent that since such NAV was last determined, the Company has become aware of events that indicate the possibility of a material change in per share NAV as a result of which the NAV of the shares on the payment date might be higher than the price at which the DRIP Agent would credit newly issued shares to stockholders.

In the event that the DRIP Agent is instructed to buy shares of our common stock in the open market, the DRIP Agent (or the DRIP Agent’s broker) will have until the last business day before the next date on which the shares trade on an “ex-dividend” basis or 30 days after the payment date for the applicable distribution, whichever is sooner (the “Last Purchase Date”), to invest the distribution amount in shares acquired in the open market. Open market purchases may be made on any securities exchange where shares of our common stock are traded, in the over-the-counter market or in negotiated transactions, and may be on such terms as to price, delivery and otherwise as the DRIP Agent shall determine. If, before the DRIP Agent has completed its open market purchases, the market price per share of our common stock exceeds the NAV per share, the average per share purchase price paid by the DRIP Agent may exceed the NAV of the shares, resulting in the acquisition of fewer shares than if the distribution had been paid in newly issued shares of common stock on the applicable payment date. Because of the foregoing difficulty with respect to open market purchases, the DRIP provides that if the DRIP Agent is unable to invest the full distribution amount in open market purchases during the purchase period or if the market discount shifts to a market premium of 10% or more of NAV during the purchase period, the DRIP Agent may cease making open market purchases and may invest the uninvested portion of the distribution amount in newly issued shares of common stock at the NAV per share at the close of business on the Last Purchase Date provided that, if the NAV is less than or equal to 95% of the then current market price per share, the dollar amount of the distribution will be divided by 95% of the market price on the payment date.

There are no brokerage charges with respect to shares of common stock issued directly by the Company. However, whenever shares are purchased or sold on the NYSE or otherwise on the open market, each participant will pay a pro rata portion of brokerage trading fees, currently $0.10 per share purchased or sold. Brokerage trading fees will be deducted from amounts to be invested.

Holders of the Company’s common stock can also sell shares held in the DRIP account at any time by contacting the DRIP Agent in writing at American Stock Transfer and Trust Company, LLC, P.O. Box 922, Wall Street Station, New York, NY 10269-0560. The DRIP Agent will mail a check to such holder (less applicable brokerage trading fees) on the settlement date,

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which is three business days after the shares have been sold. If a stockholder chooses to sell its shares through a broker, the holder will need to request that the DRIP Agent electronically transfer their shares to the broker through the Direct Registration System.

Stockholders participating in the DRIP may withdraw from the DRIP at any time by contacting the DRIP Agent in writing at American Stock Transfer and Trust Company, LLC, P.O. Box 922, Wall Street Station, New York, NY 10269-0560. Such termination will be effective immediately if the notice is received by the DRIP Agent prior to any dividend or distribution record date; otherwise, such termination will be effective on the first trading day after the payment date for such dividend or distribution, with respect to any subsequent dividend or distribution. If a holder of the Company’s common stock withdraws, full shares will be credited to their account, and the stockholder will be sent a check for the cash adjustment of any fractional share at the market value per share of the Company’s common stock as of the close of business on the day the termination is effective, less any applicable fees. Alternatively, if the stockholder wishes, the DRIP Agent will sell their full and fractional shares and send them the proceeds, less a transaction fee of $15.00 and less brokerage trading fees of $0.10 per share. If a stockholder does not maintain at least one whole share of common stock in the DRIP account, the DRIP Agent may terminate such stockholder’s participation in the DRIP Plan after written notice. Upon termination, stockholders will be sent a check for the cash value of any fractional share in the DRIP account, less any applicable broker commissions and taxes.

Stockholders who are not participants in the DRIP, but hold at least one full share of our common stock, may join the DRIP by notifying the DRIP Agent in writing at American Stock Transfer and Trust Company, LLC, P.O. Box 922, Wall Street Station, New York, NY 10269-0560. If received in proper form by the DRIP Agent before the record date of a dividend, the election will be effective with respect to all dividends paid after such record date. If a stockholders wishes to participate in the DRIP and their shares are held in the name of a brokerage firm, bank or other nominee, the stockholder should contact their nominee to see if it will participate in the DRIP. If a stockholder wishes to participate in the DRIP Plan, but the brokerage firm, bank or other nominee is unable to participate on their behalf, the stockholder will need to request that their shares be re-registered in their own name, or the stockholder will not be able to participate. The DRIP Agent will administer the DRIP on the basis of the number of shares certified from time to time by the stockholder as representing the total amount registered in their name and held for their account by their nominee.

Experience under the DRIP Plan may indicate that changes are desirable. Accordingly, the Company and the DRIP Agent reserve the right to amend or terminate the DRIP upon written notice to each participant at least 30 days before the record date for the payment of any dividend or distribution by the Company.

All correspondence or additional information about the DRIP should be directed to American Stock Transfer and Trust Company, LLC, 6201 15th Avenue, Brooklyn, NY 11219.

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Additional Information

Management

Our Board of Directors (the “Board”) is responsible for managing the Company’s affairs, including the appointment of advisers and sub-advisers. The Board has appointed officers who assist in managing the Company’s day-to-day affairs.

The Board

The Board currently consists of six members, four of whom are not “interested persons” (as defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) of the Company. The Company refers to these directors as the Company’s “independent directors.”

Under our certificate of incorporation and bylaws, our board of directors is divided into three classes with staggered terms, with the term of only one of the three classes expiring at each annual meeting of our stockholders. The classification of the board across staggered terms may prevent replacement of a majority of the directors for up to a two-year period.

The directors and officers of the Company are listed below. Except as indicated, each individual has held the office shown or other offices with the same company for the last five years. Certain of the Company’s officers and directors also are officers or managers of our Adviser. Each of our directors also serves as a director of Eagle Point Income Company Inc., a registered investment company for which an affiliate of our Adviser serves as investment adviser.

Name, Address[1] and Age	Position(s) held with the Company	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Other Directorships[3]

Interested Directors[2]

Thomas P. Majewski Age: 44	Class III Director and Chief Executive Officer	Since inception; Term expires 2020	Managing Partner of Eagle Point Income Management LLC since September 2018; Managing Partner of Eagle Point Credit Management LLC since September 2012.	Director of Eagle Point Income Company Inc.

James R. Matthews Age: 51	Class II Director and Chairperson of the Board	Since inception; Term expires 2019	Principal of Stone Point Capital LLC since October 2011.	Director of Eagle Point Income Company Inc.

Independent Directors

Scott W. Appleby Age: 54	Class I Director	Since inception; Term expires 2021	President of Appleby Capital, Inc. since April 2009.	Director of Eagle Point Income Company Inc.

Kevin F. McDonald Age: 52	Class III Director	Since inception; Term expires 2020

Chief Operating Officer of AltaRock Partners since January 2019; Director of Business Development and Investor Relations of Folger Hill Asset Management, LP from December 2014 to July 2018; Principal of Taylor Investment Advisors, LP from March 2002 to March 2017; Chief Executive Officer of Taylor Investment Advisors, LP from 2006 to December 2014.

Director of Eagle Point Income Company Inc.

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Name, Address[1] and Age	Position(s) held with the Company	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Other Directorships[3]
Paul E. Tramontano Age: 57	Class II Director	Since inception; Term expires 2019	Senior Managing Director and Portfolio Manager at First Republic Investment Management since October 2015; Co-Chief Executive Officer of Constellation Wealth Advisors LLC from April 2007 to October 2015.	Director of Eagle Point Income Company Inc.

Jeffrey L. Weiss Age: 57	Class I Director	Since inception; Term expires 2021	Private Investor since June 2012; Managing Partner of Colter Lewis Investment Partners since January 2018.	Director of Eagle Point Income Company Inc.

[1]	The business address of each of our directors is c/o Eagle Point Credit Company Inc., 600 Steamboat Road, Suite 202, Greenwich, Connecticut 06830.
[2]	Mr. Majewski is an interested director due to his position with the Adviser. Mr. Matthews is an interested director due to his position with Stone Point Capital LLC, which is an affiliate of the Adviser.
[3]	Eagle Point Income Company Inc. is considered to be in the same fund complex as us and, as a result, each director serves as a director of two investment companies in the same complex.

The Company’s registration statement, prospectus and proxy statement for the annual stockholders’ meeting include additional information about our directors. A copy of the prospectus and proxy statement is available free of charge at www.eaglepointcreditcompany.com or upon request by calling (844) 810-6501.

Officers

Information regarding our officers who are not directors is as follows:

Name, Address[1] and Age	Positions Held with the Company	Term of Office and Length of Time Served[2]	Principal Occupation(s) During the Last Five Years

Kenneth P. Onorio Age: 50	Chief Financial Officer and Chief Operating Officer	Since July 2014

Chief Financial Officer and Chief Operating Officer of Eagle Point Income Company since October 2018; Chief Financial Officer of the Adviser since July 2014 and Eagle Point Income Management since October 2018; Chief Operating Officer of the Adviser since August 2014 and Eagle Point Income Management since October 2018; Executive Director of Private Equity and Hedge Fund Administration at JPMorgan Alternative Investment Services from September 2008 to July 2014.

Nauman S. Malik Age: 38	Chief Compliance Officer	Since September 2015

Chief Compliance Officer of Eagle Point Income Company since October 2018; General Counsel of the Adviser since June 2015 and Eagle Point Income Management since October 2018; Chief Compliance Officer of the Adviser since September 2015 and Eagle Point Income Management since October 2018; Associate, Dechert LLP, a law firm, from September 2012 to May 2015.

Courtney B. Fandrick Age: 36	Secretary	Since August 2015

Deputy Chief Compliance Officer of the Adviser since December 2014 and Eagle Point Income Management LLC since October 2018; Secretary of Eagle Point Income Company since October 2018; Senior Compliance Associate, Bridgewater Associates, LP from August 2007 to December 2014.

[1]	The business address of each of our officers is c/o Eagle Point Credit Company Inc., 600 Steamboat Rd, Suite 202, Greenwich, Connecticut 06830. All of our officers are officers or employees of the Adviser or affiliated companies.
[2]	Each officer holds office until his or her successor is chosen and qualifies, or until his or her earlier resignation or removal.

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Director and Officer Compensation

Our directors received compensation from the Company in the amounts set forth in the following table during the fiscal year ended December 31, 2018.

Name	Aggregate Compensation from the Company[1,2]

Scott W. Appleby	$50,000
Kevin F. McDonald	$47,500
Paul E. Tramontano	$47,500
Jeffrey L. Weiss	$53,750
TOTAL	$198,750	*

* Does not reflect $198,750 relating to the year ended December 31, 2018 that was paid during the month ended January 31, 2019, which amount was comprised of $50,000, $47,500, $47,500 and $53,750 paid to each of Mr. Appleby, Mr. McDonald, Mr. Tramontano and Mr. Weiss, respectively.

[1]	For a discussion of the independent directors’ compensation, see below.
[2]	The Company does not maintain a pension plan or retirement plan for any of our directors.

As compensation for serving on the Board, effective January 1, 2018, each independent director receives an annual fee of $95,000. The chairman of the audit committee receives an additional annual fee of $12,500 and the chairman of the nominating committee receives an additional annual fee of $5,000 for their additional services in these capacities, as well as reasonable out-of-pocket expenses incurred in attending such meetings.

No compensation is, or is expected to be, paid by us to our directors who are “interested persons” of us, as such term is defined in the 1940 Act, or to our officers. Our officers are compensated by the Adviser or one of its affiliates, as applicable.

We have entered into an Administration Agreement pursuant to which Eagle Point Administration LLC, our administrator (“Eagle Point Administration”), performs, or arranges for the performance of, our required administrative services, among other things. Payments under the Administration Agreement are equal to an amount based upon our allocable portion of Eagle Point Administration’s overhead in performing its obligations under the Administration Agreement, including rent, the fees and expenses associated with performing compliance functions and our allocable portion of the compensation of our chief financial officer and chief compliance officer and our allocable portion of the compensation of any administrative support staff. Our allocable portion of such total compensation is based on an allocation of the time spent on us relative to other matters. The Administration Agreement will remain in effect if approved by the Board, including by a majority of our independent directors, on an annual basis. The Administration Agreement was most recently reapproved by the Board in May 2018.

Stockholder Meeting Information

An annual meeting of stockholders of the Company was held on May 9, 2018. At the meeting, the two nominees for re-election as Class I directors, Scott W. Appleby and Jeffrey L. Weiss, were each elected to serve as a director for a term expiring at the Company’s 2021 annual meeting or until his successor is duly elected and qualified. A discussion regarding the voting at such meeting is available in our Semiannual Report for the period ended June 30, 2018. A copy of the Semiannual Report is available free of charge at www.eaglepointcreditcompany.com, upon request by calling (844) 810-6501, or from the EDGAR Database on the SEC’s website (www.sec.gov).

Investment Advisory Agreement

Subject to the overall supervision of our Board, the Adviser manages the day-to-day operations of, and provides investment advisory and management services to, us pursuant to an Investment Advisory Agreement (the “Advisory Agreement”). A discussion regarding the basis for the Board’s approval of the Advisory Agreement is available in our Semiannual Report for

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the period ended June 30, 2018. A copy of the Semiannual Report is available free of charge at www.eaglepointcreditcompany.com, upon request by calling (844) 810-6501, or from the EDGAR Database on the SEC’s website (www.sec.gov).

Portfolio Information

The Company files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Company’s Forms N-Q are available on the SEC’s website at http://www.sec.gov. The SEC’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Company also makes its Form N-Q filings available on its website at www.eaglepointcreditcompany.com.

Proxy Information

The Company has delegated its proxy voting responsibility to the Adviser. A description of these policies and procedures is available (1) without charge, upon request, by calling toll free (844) 810-6501; and (2) in the Company’s posteffective amendment filing to its registration statement on Form N-2 made on May 2, 2018 with the SEC, which can be found on the SEC’s website (www.sec.gov).

Information regarding how the Company voted proxies relating to portfolio securities for the 12-month period ending June 30, 2018 is available: (1) without charge, upon request, by calling toll free (844) 810-6501; and (2) in the Company’s Form N-PX filing made on July 31, 2018 with the SEC, which can be found on the SEC’s website (www.sec.gov). The Company also makes this information available on its website at www.eaglepointcreditcompany.com.

Tax Information

For the tax year ended November 30, 2018, the Company recorded distributions on our common stock equal to $2.40 per share or $51.5 million.

Privacy Notice

The Company is committed to protecting your privacy. This privacy notice explains the privacy policies of Eagle Point Credit Company Inc. and its affiliated companies. The terms of this notice apply to both current and former stockholders. The Company will safeguard, according to strict standards of security and confidentiality, all information it receives about you. With regard to this information, the Company maintains procedural safeguards that are reasonably designed to comply with federal standards.  We have implemented procedures that are designed to restrict access to your personal information to authorized employees of the Company’s investment adviser, Eagle Point Credit Management, LLC and its affiliates who need to know your personal information to perform their jobs, and in connection with servicing your account. The Company’s goal is to limit the collection and use of information about you. While we may share your personal information with our affiliates in connection with servicing your account, our affiliates are not permitted to share your information with non-affiliated entities, except as permitted or required by law.

When you purchase shares of the Company’s common stock and in the course of providing you with products and services, we and certain of our service providers, such as a transfer agent, may collect personal information about you, such as your name, address, social security number or tax identification number. This information may come from sources such as account applications and other forms, from other written, electronic or verbal correspondence, from your transactions, from your brokerage or financial advisory firm, financial adviser or consultant, and/or information captured on applicable websites.

We do not disclose any personal information provided by you or gathered by us to non-affiliated third parties, except as permitted or required by law or for our everyday business purposes, such as to process transactions or service your account. For example, we may share your personal information in order to send you annual and semiannual reports, proxy statements and other information required by law, and to send you information the Company believes may be of interest to you. We may disclose your personal information to unaffiliated third party financial service providers (which may include a custodian,

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transfer agent, accountant or financial printer) who need to know that information in order to provide services to you or to the Company. These companies are required to protect your information and use it solely for the purpose for which they received it or as otherwise permitted by law. We may also provide your personal information to your brokerage or financial advisory firm and/or to your financial adviser or consultant, as well as to professional advisors, such as accountants, lawyers and consultants.

We reserve the right to disclose or report personal or account information to non-affiliated third parties in limited circumstances where we believe in good faith that disclosure is required by law, such as in accordance with a court order or at the request of government regulators or law enforcement authorities or to protect our rights or property. We may also disclose your personal information to a non-affiliated third party at your request or if you consent in writing to the disclosure.

If you have any queries or concerns about the privacy of your personal information, please contact our investor relations team at (203) 340-8500 or (844) 810-6501.

We will review this policy from time to time and may update it at our discretion. This policy was last updated in February 2019.

*                      *                      *

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